Posting Supplement No. 219 dated May 19, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 374007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374007	$8,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374007. Member loan 374007 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	Coral Springs, FL

Home town:	Chicago
Current & past employers:	Dimitri Kehagias
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I've found my potential first home. Unfortunately no one will give me a loan because it's too small. On the other hand, I can't ask for more because they won't give me more than the listing price. Someone help me out of this sticky situation.

A credit bureau reported the following information about this borrower member on January 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,788.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 375149

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375149	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375149. Member loan 375149 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	CMC Capitol City Steel	Debt-to-income ratio:	19.67%
Length of employment:	8 years 1 month	Location:	Kyle, TX

Home town:	Giddings
Current & past employers:	CMC Capitol City Steel
Education:	None

This borrower member posted the following loan description, which has not been verified:

I would like to get all my small debts combined into one monthly payment. That way my monthly payment would be much lower than they are now combined. Thank you.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	42
Revolving Credit Balance:	$5,155.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382458	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382458. Member loan 382458 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	19.22%
Length of employment:	n/a	Location:	Scarsdale, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Help me conquer high apr's!

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	44
Revolving Credit Balance:	$14,309.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384219	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384219. Member loan 384219 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	7-Eleven	Debt-to-income ratio:	13.57%
Length of employment:	3 years 9 months	Location:	SAN BERNARDINO, CA

Home town:	Spencer
Current & past employers:	7-Eleven, Homeland Grocery Stores- in Oklahoma
Education:

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off high interest loans. I will pay on time each month and pay the minimum or more if possible. I really desire to keep a good credit score, so that I can eventually purchase a home. However, I will never be able to reach that goal if I can't get out from under this high interst debt. So please carefully consider my request and help me reach my goals. Thank you, Jason

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,614.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389368	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389368. Member loan 389368 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Golds Gym	Debt-to-income ratio:	7.13%
Length of employment:	2 years	Location:	Cypress, TX

Home town:	Louisville
Current & past employers:	Golds Gym, Fitness Inferno, Olympus Fitness
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt at a lower interst rate. I have never missed a payment, but over the past two years my credit card companies have somehow gotten away with increasing my interest rates over and over again. I pay over the minimum payment per month on all my cards by paying about $700-800.00 a month, but I just can't keep up with the rising interest rates. Can anyone please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$12,616.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389526	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389526. Member loan 389526 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Marshall & Stevens	Debt-to-income ratio:	14.91%
Length of employment:	1 year 4 months	Location:	Beverly Hills, CA

Home town:	Walnut Creek
Current & past employers:	Marshall & Stevens, Eastdil Secured
Education:	University of California Santa Barbara

This borrower member posted the following loan description, which has not been verified:

Hello Everyone, I'm currently two years out of college and owe $25,500 on a credit card, $3,000 on my AMEX card, $19,000 in student loans, and $8,000 remaining on my car loan. I'm currently an associate at a middle market investment bank making $75,000 per year. I'm looking to obtain a loan to obtain some breathing room and pay off my remaining car loan thereby obtaining the title to sell. Once sold, I plan on leasing an affordable vehicle with a warranty. My current 2002 vehicle is out of warranty and is starting to fall apart, this has the possiblity to become very costly. I'm also looking to pay off my AMEX balance of $3,000. So in essence, trying to obtain money for a debt swap thereby ridding my high interest AMEX debt and ridding myself of my current vehicle liability. I'm fortunate enough to be in a position whereby I receive a bonus each time a deal closes, until such time when that occurs, this is my plan.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,694.00	Public Records On File:	0
Revolving Line Utilization:	98.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391128	$16,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391128. Member loan 391128 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	TBE Group	Debt-to-income ratio:	22.45%
Length of employment:	3 years 6 months	Location:	Cortland, OH

Home town:
Current & past employers:	TBE Group, International Engineering Firm
Education:	Hiram College, Youngstown State University

This borrower member posted the following loan description, which has not been verified:

I am graduating with my BA in Business Management, and I am going to be starting my Masters program. I am looking to consolidate all debt, school loans etc. I have had a 15 year credit history now with all accounts in good standing with no late payments.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,860.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391945	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391945. Member loan 391945 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Majestic trophy Outfitters	Debt-to-income ratio:	15.81%
Length of employment:	8 years 3 months	Location:	Craig, CO

Home town:	Craig
Current & past employers:	Majestic trophy Outfitters, Moffat County School district
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for temporary funds to refinance equipment and secure growth.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	62
Revolving Credit Balance:	$26,442.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393310	$6,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393310. Member loan 393310 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Anaya Welding and Lease	Debt-to-income ratio:	11.34%
Length of employment:	8 years 5 months	Location:	edinburg, TX

Home town:	Edinburg
Current & past employers:	Anaya Welding and Lease
Education:	South Texas College, University of Texas San Antonio

This borrower member posted the following loan description, which has not been verified:

Just inherited 20 yr old home and am requesting a personal loan for home improvements. I currently have no mortgage, no children and 1 car note which is nearing payoff. I am the Safety Director for our family owned business specializing in oilfield and pipeline construction which is going on 30 years serving the South Texas Oil & Gas industry. I?ve turned to LendingClub lenders in lieu of its competitive low APR and am looking forward to my first experience with LendingClub and am already looking forward into becoming a lender myself. The loan is allocated to only financing this one project as I like to keep my revolving credit to a minimum I felt that a loan would work best in this situation; expenses will cover contractor and material.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,415.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393476	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393476. Member loan 393476 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	Evergreen School District	Debt-to-income ratio:	5.83%
Length of employment:	10 years	Location:	VANCOUVER, WA

Home town:	National City
Current & past employers:	Evergreen School District
Education:

This borrower member posted the following loan description, which has not been verified:

My sister has been laid off of her job. She has survived breast cancer but has substantial debt. I would like to help her with her finances.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,699.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395196	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395196. Member loan 395196 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.55%
Length of employment:	n/a	Location:	NEW YORK, NY

Home town:	BROOKLYN
Current & past employers:	PERLINA HANDBAGS/ PERLINA.COM
Education:

This borrower member posted the following loan description, which has not been verified:

i worked many years in a very successful retail business. we sell discount ladies wear. example: we sell LIZ CLAIBORNE coats for 39.99 sold everywhere for $100 and up. i have really good connections in the industry, i can get all the brand names at really low prices. our business did about 3 million per year, mostly cash. now i have decided to open my own store with the same business formula. i have found a perfect location, New York's 125th street. it is one of the prime shopping locations in new york and its exactly wear all my customers work and live. i just signed a 10 year lease for a perfect space. i have capital but i need more. if i had to estimate, im 98% sure that this will be a success and i would open more locations in the next few years. this is my dream and nothing will stop me!

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	42
Revolving Credit Balance:	$13,628.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399398	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399398. Member loan 399398 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RONCO Consulting Corporation	Debt-to-income ratio:	24.18%
Length of employment:	4 years 1 month	Location:	Herndon, VA

Home town:	Newport
Current & past employers:	RONCO Consulting Corporation
Education:	Averett University

This borrower member posted the following loan description, which has not been verified:

Seeking a 36 month loan to be used for engineering and legal fees in obtaining building permits for a house in suburban Washington DC.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311,616.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399988	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399988. Member loan 399988 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Tree of Knowledge Educational Services Inc.	Debt-to-income ratio:	18.48%
Length of employment:	10 months	Location:	calabasas, CA

Home town:	Lehighton
Current & past employers:	Tree of Knowledge Educational Services Inc.
Education:	Saint Joseph's University, Catholic University of America

This borrower member posted the following loan description, which has not been verified:

Hi. I am a very reliable person. I currently work as a part-time tutor because I can't find a job in my field of study. I also have another part time job where I work for a private company that teaches a Phy Ed course to children, ages 3-7. I have a masters degree but with the economy, I am struggling to pay bills. I don't want to go into debt so that's why I need the loan. I need help paying for rent, an unexpected medical bill, and 2 unexpected plane trips due to a family emergency. My credit score is 700. I always pay my bills on time and usually in full. The past month I have had to pay the minimal amount because I can't afford to pay the full amount. Please help!

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,284.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400386	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400386. Member loan 400386 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	The Eye Institute of West Florida	Debt-to-income ratio:	21.51%
Length of employment:	3 years	Location:	SAINT PETERSBURG, FL

Home town:	St Petersburg
Current & past employers:	The Eye Institute of West Florida, The Eye Institute of West Florida
Education:

This borrower member posted the following loan description, which has not been verified:

The money will be used to help me catch up on some bills for my house and to help me keep my day by day life going with my son. I have always been on time for any bills that are due. Recently my ex-husband has stopped helping me out with our son. I have had to pull the weight of paying for everything and that has set me behind. I want to be able to pay up some family I owe and get caught up on my bills. I am a very responsible person. This situation with my ex has put me here and I just need some help back on my feet to get back to where I was. Caught up.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,065.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400449	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400449. Member loan 400449 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,166 / month
Current employer:	Hitachi Consulting	Debt-to-income ratio:	2.78%
Length of employment:	5 years	Location:	IRVINE, CA

Home town:	Long Beach
Current & past employers:	Hitachi Consulting, Accenture
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

I am looking to aggressively pay off the three credit cards I have as quickly as possibly, unfortunetly the rates are prohibitive to making a dent in the principle. I am looking for the best interest rate possible for a short 2-3 year loan that will allow me to pay off all credit as soon as possible.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$11,537.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400836	$4,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400836. Member loan 400836 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	American ESL Center	Debt-to-income ratio:	13.71%
Length of employment:	1 year	Location:	Columbia, MD

Home town:
Current & past employers:	American ESL Center, US Air Force
Education:	SUNY, Albany

This borrower member posted the following loan description, which has not been verified:

I am enrolled in a short Arabic Language course abroad to improve my Arabic language skills. I passed the Phase 1 test for the FBI and want to succeed in their language test so that I can move on to Phase 2 and ultimately become a better US, government asset. Fluency in Arabic for non-native speakers is highly marketable right now. I will use the money for tuition and airfare.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	54
Revolving Credit Balance:	$434.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400900	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400900. Member loan 400900 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	MBW Inc	Debt-to-income ratio:	14.05%
Length of employment:	12 years 2 months	Location:	Orange, MA

Home town:	Greenfield
Current & past employers:	MBW Inc
Education:

This borrower member posted the following loan description, which has not been verified:

need help combining all these Credit card bills.One payment a month would help me out.I still haven't missed a payment on anything I am paying. Ive been working at the same place for over 12 years so I have Steady income.Ran up Credit cards doing home improvements I didn't really have a choice.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,122.00	Public Records On File:	1
Revolving Line Utilization:	73.20%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401193	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401193. Member loan 401193 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	darryls grading inc	Debt-to-income ratio:	4.52%
Length of employment:	24 years 5 months	Location:	LAWRENCEVILLE, GA

Home town:	Birmingham
Current & past employers:	darryls grading inc, na
Education:	The University of Tennessee-Chattanooga

This borrower member posted the following loan description, which has not been verified:

w ant to help daughter purchase a car by cosigning a loan for her

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,311.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401205	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401205. Member loan 401205 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	US Army	Debt-to-income ratio:	1.03%
Length of employment:	10 years 9 months	Location:	KILLEEN, TX

Home town:	Chico
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the US Army so I have a good reliable job, which translates into reliable pay. I have very few outstanding debts. Only my mortgage and a Home depot card used to replace the central air.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,161.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401374	$18,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401374. Member loan 401374 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,183 / month
Current employer:	tw telecom	Debt-to-income ratio:	8.73%
Length of employment:	2 years 7 months	Location:	DENVER, CO

Home town:	Royal Oak
Current & past employers:	tw telecom
Education:	Oakland University, University of Colorado at Denver and Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt into one easy to manage payment that I would like to pay off in three years or less. I've made a financial goal to eliminate my debt so that I may then save money for a house in five years with at least a 20% down payment. I also want my money to work for me through smart investments, but I know I need to eliminate my outstanding debts in order to do this.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,892.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401427	$8,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401427. Member loan 401427 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Sargent and Lundy LLC	Debt-to-income ratio:	18.06%
Length of employment:	2 years 1 month	Location:	wilmington, DE

Home town:	Syracuse
Current & past employers:	Sargent and Lundy LLC
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

This money will go to consolidate debt payments and 1 major (slightly) purchase. The debt is from credit cards that I used while in college which have all seen increases in the interest rates to very high levels. I am currently paying around $500/month to the various cards to avoid paying a ton of interest. $3000 will take care of this debt. The other portion of this money will be going towards moving forward in a relationship... I'd like to leave it at that. I am a good candidate simply because of the nature of this request. I want to pay things off with minimal debt, so there is a good chance I not only pay on time but also aggressively ahead of schedule. I also hold a good paying job as an engineer in a very stable industry.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,948.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401476	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401476. Member loan 401476 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	self	Debt-to-income ratio:	14.72%
Length of employment:	15 years	Location:	GOSHEN, NY

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for business expansion.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$5,004.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401530	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401530. Member loan 401530 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,741 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	24.88%
Length of employment:	5 years 2 months	Location:	Strongsville, OH

Home town:	Jaslo
Current & past employers:	Cleveland Clinic
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

I have approximately $10,000 in credit card debt spread out over four different credit cards. My credit score as of November 2008 is 720. I pay all of my bills on time. I have never been late on anything. I also pay more than the minimum (a total of about $700-$800 every month). The primary reason why my credit card debt isn't going down is because of the high interest rates. I would like to consolidate all of that into one monthly payment. I'm looking for a 3-5 year loan with no pre-payment penalty. Most of my credit card debt came from my dentist. I had about $8000 dollars worth of dental work done over the course of three years (fillings and crowns, nothing cosmetic). The rest of my debt comes from interest that has accumulated over time. I did transfer some of it to 0% APR credit cards, but those offers have expired. My fiance and I are getting married on August 29th of this year. We have wedding expenses that I have been paying for without using any of my credit cards. We are also looking into buying a house sometime in the near future. I would like to save money for a down payment but I can't do that if all of my money is going towards paying off my credit cards. I'm a researcher at the Cleveland Clinic and I make $32,890 gross a year. Any help would be greatly appreciated.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,462.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401614	$13,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401614. Member loan 401614 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	17.00%
Length of employment:	9 years 5 months	Location:	LEWISVILLE, TX

Home town:	Charlotte
Current & past employers:	JP Morgan Chase, Wells Fargo
Education:	Appalachian State University, University of North Carolina at Charlotte (UNC), Dallas County Community College District

This borrower member posted the following loan description, which has not been verified:

Thank you for considering my request for a debt consolidation loan. As the cost of credit card debt continues to rise, I am looking to you to request a lower interest, fixed rate loan that will allow me to pay off my debt faster and avoid the risk of increasing interest rates. I would most sincerely appreciate your assistance. Thank you, Sherry Lewallen

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$14,750.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401657	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401657. Member loan 401657 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Dell Fastener Corp	Debt-to-income ratio:	8.52%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Dell Fastener Corp, Kennywood Park
Education:	St. Vincents College

This borrower member posted the following loan description, which has not been verified:

Purchasing a loan on a Gypsy Stallion

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401719	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401719. Member loan 401719 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Ashley Furniture HomeStore	Debt-to-income ratio:	8.95%
Length of employment:	1 year 6 months	Location:	WOLFFORTH, TX

Home town:	Ruidoso
Current & past employers:	Ashley Furniture HomeStore, Lubbock Avalanche Journal
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I need the money to fund my wedding.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,730.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401856	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401856. Member loan 401856 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self/Harborview Wines & Spirits	Debt-to-income ratio:	11.07%
Length of employment:	1 year 6 months	Location:	Norwalk, CT

Home town:	St. Albans
Current & past employers:	Self/Harborview Wines & Spirits, Stew Leonard's, The Great Atlantic & Pacific Tea Co.
Education:	Georgia Institute of Technology, Wine & Spirits Education Trust (WSET)

This borrower member posted the following loan description, which has not been verified:

I am a partner in a small wine and spirits store. We are relocating to a better area which has nearly three times the daily vehicular traffic and should double our sales volume to $400,000 annually (with a gross profit of 25%), for only an increase of $200/month in rent and taxes. This will require a small capital investment to cover the expense of moving and some construction and marketing costs. One of my other partners and I also have the opportunity to buy out the third partner which will give me 50% ownership in the business.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	18
Revolving Credit Balance:	$17,495.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401867	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401867. Member loan 401867 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,880 / month
Current employer:	Gearench	Debt-to-income ratio:	4.94%
Length of employment:	22 years 2 months	Location:	Clifton, TX

Home town:	Waco
Current & past employers:	Gearench
Education:	McClennan

This borrower member posted the following loan description, which has not been verified:

Ok so this is my understanding...if you have debt that's ok but if your debt is close to the limits of credit you've been given that's bad. I own my own truck, boat, car, jeep and another truck...they are mine and my husbands no financing on them we have the pink slips. We have some credit debt about $8,000 that I want to put in one monthly payment with an end date and get rid of as quickly as possible. My credit rating is showing that because i'm close on all my credit limits that lowers my credit rating. if i have one loan and all my other credit cards are paid off or down then my credit rating goes up??? i'm confused. anyway i still would like to put these on one payment because i will have both my girls in college as of august and i can use all the cash i can get to help them out. thanks

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	43
Revolving Credit Balance:	$8,232.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401931	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401931. Member loan 401931 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	AAAS	Debt-to-income ratio:	3.40%
Length of employment:	2 years 4 months	Location:	Washington, DC

Home town:	Rochester
Current & past employers:	AAAS
Education:

This borrower member posted the following loan description, which has not been verified:

We want to buy our first house, but we need a little extra help coming up with the down payment. My husband and I have good paying jobs in Washington, DC with job security. We'll be able to pay the loan amount back with monthly payments, we just need the cash to assist with the down payment.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,266.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402079	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402079. Member loan 402079 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Integrated Access Solutions Inc.	Debt-to-income ratio:	17.95%
Length of employment:	3 years 3 months	Location:	LAGUNA HILLS, CA

Home town:	Reseda
Current & past employers:	Integrated Access Solutions Inc.
Education:	Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

Thank you. I want to purchase my first home and pay off my debts, but the interest rates are exorbitant and only getting worse.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	54
Revolving Credit Balance:	$12,964.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402131	$8,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402131. Member loan 402131 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,460 / month
Current employer:	CRESTMONT CADILL AC	Debt-to-income ratio:	20.65%
Length of employment:	9 years 4 months	Location:	parma, OH

Home town:	Shaker Heights
Current & past employers:	CRESTMONT CADILL AC, ganley honda, PARADISE PONTIAC, ARTHUR PONTIAC
Education:	NORMANDY AUTO MECHANICS

This borrower member posted the following loan description, which has not been verified:

i would just like to get all my bills together and make one payment at a lower rate,i plan on getting married in the next 3 to 5 years and would like to have a clean slate so i am able to purchase a house after we are married,and from seeing this on my local news station i have seen how well it has worked,so id like to try this and get away from the high credit card intrest rates,i have always been on time with all my bill paying ,but i cant seem to get out from under the credit cards

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	63
Revolving Credit Balance:	$11,987.00	Public Records On File:	1
Revolving Line Utilization:	98.30%	Months Since Last Record:	55
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402133	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402133. Member loan 402133 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	WWL-TV	Debt-to-income ratio:	0.00%
Length of employment:	1 year 2 months	Location:	New Orleans, LA

Home town:	New Orleans
Current & past employers:	WWL-TV, Simolina Bistro Italia
Education:	Loyola University New Orleans

This borrower member posted the following loan description, which has not been verified:

This is to cover my final semester's tuition. P.S. Soon I will be consolidating my loans from college.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402203	$9,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402203. Member loan 402203 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,992 / month
Current employer:	Creative Financial Staffing	Debt-to-income ratio:	13.76%
Length of employment:	3 months	Location:	ELLICOTT CITY, MD

Home town:	Ellicott City
Current & past employers:	Creative Financial Staffing, Vogel Engineering, Inc., Howard Property Management, Inc., Indusco
Education:	Howard Community College

This borrower member posted the following loan description, which has not been verified:

No longer can I throw my money away to Bank of America's insane "suddenly 'fixed'" interest rates - I work hard for that money! I intend on paying all my debt (totaling $7000) incrued through B of A, as well as $1270 loaned to me for security and first month rent at an apartment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,255.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402222	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402222. Member loan 402222 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,821 / month
Current employer:	Simon & Schuster Inc./Total Warehouse	Debt-to-income ratio:	6.03%
Length of employment:	24 years 8 months	Location:	Maple Shade, NJ

Home town:	Camden
Current & past employers:	Simon & Schuster Inc./Total Warehouse, Sports Authority, Home Depot
Education:	Philadelphia University

This borrower member posted the following loan description, which has not been verified:

My wife and I both have full-time jobs and have been unable to get any direct finacial aid for my daughters educations, We are paying for their first two years at Burlington County Community College, As they transfer, they will need to get educational loans of their own. One daughter is graduating from highschool and the other has two semesters to go at BCC. Our credit is good and we have just finished refinancing our mortgage under one of the Stimulus Plan programs. We would also like to pay off some higher interest credit cards. We are looking at a lower interest personal loan to accomplish this. Thank you.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,754.00	Public Records On File:	1
Revolving Line Utilization:	41.00%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402226	$2,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402226. Member loan 402226 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Garner Manufacturing	Debt-to-income ratio:	6.82%
Length of employment:	3 years	Location:	Chickamauga, GA

Home town:	Chattanooga
Current & past employers:	Garner Manufacturing, REIC
Education:

This borrower member posted the following loan description, which has not been verified:

This is to help me with the purchase of my first home.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,255.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 402240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402240	$1,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402240. Member loan 402240 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Trinity Industries	Debt-to-income ratio:	5.31%
Length of employment:	6 years 5 months	Location:	new orleans, LA

Home town:	new orleans
Current & past employers:	Trinity Industries
Education:	Dillard University

This borrower member posted the following loan description, which has not been verified:

Hi lenders, responsible,honest, student here in need of a loan to help with my educational needs. all my bills are current,payments on time with no neg on my report.never filed br.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$754.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402286	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402286. Member loan 402286 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Professional Photographer and Computer Consultant	Debt-to-income ratio:	0.26%
Length of employment:	5 years	Location:	FORT LAUDERDALE, FL

Home town:	Greenville
Current & past employers:	Professional Photographer and Computer Consultant, Verio.com, highwaytechnologies.com, ecometry.com
Education:

This borrower member posted the following loan description, which has not been verified:

I came across this using Lending Tree and thought, why not? I am accustom to numerous banks of which I am good standing with but I recently sold my vehicle, in order to go more "green" and the person who bought it went through heck to get her loan. I am hoping to avoid customer service nightmares on my next purchase and really love the forward thinking this site/service offers. I have A+ credit (scores are 700+ and accounts in good standing, no bankruptcy, low debt-to-income, etc). I am responsible, professional, and know my limits. If this system works well for me, I intend to become an investor myself at some point.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	7
Revolving Credit Balance:	$287.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402478	$6,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402478. Member loan 402478 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,958 / month
Current employer:	HBUHSD	Debt-to-income ratio:	3.07%
Length of employment:	6 years 11 months	Location:	Tustin, CA

Home town:	Philadelphia
Current & past employers:	HBUHSD
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Dear Lending Club Lenders: I am a current Prosper borrower with an excellent credit profile and with an excellent re-payment history. I have 3 payments left on my current 3 year Prosper loan which I have never been late in making payments on. Also, this is evidenced by my credit history, of which I only have 4 tradelines including the Prosper loan. I am a first time homeowner having just purchased my home at the end of last year. I purchased my house as-is knowing I would need to replace all the flooring which is worn-out and damaged. I have received several estimates and they are all in the $6800-8000 range. This investment would improve my home greatly, in both liveability and value. I am well within the DTI guidelines including my mortgage and will have no problems repaying the loan off on time, as evidenced by my last/current loan. I have been empployed in the same profession for over 25 years, have minimal debt, and the same car for the last 7 years which is paid off. I enjoy spending my free time at home and being able to replace the flooring would make my home more livable and enjoyable.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,820.00	Public Records On File:	1
Revolving Line Utilization:	67.90%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402547	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402547. Member loan 402547 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Kidz First Therapy	Debt-to-income ratio:	18.46%
Length of employment:	5 years 7 months	Location:	Longview, TX

Home town:	Longview
Current & past employers:	Kidz First Therapy, Sabine Valley Early Childhood Intervention
Education:	Texas Woman's University

This borrower member posted the following loan description, which has not been verified:

Have small business, cash flow is problem with Insurance companies delaying reimbursement. Not in my control to bring in money at a faster rate, have hired 4 new part time therapist and work load has increased, cash flow down 35%. We do the work, and eventually will be paid and have been successful over the past five years. Just no cash flow with any consistentcy. I am only full time employee and other eight are all independent contractors that are paid only when they do the work. Business is run out of the home and overhead is minimal. Clients are seen in home and we provide high quality services of Physical and Occupational Therapy to a rural area in NE Texas. Most of our families can barely make it to the doctor for visits and we sometimes provide transportation to them so it will happen. Have been therapist thirty one years and our clients come first, the training of our therapist comes second and we are devoted to our families.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	39
Revolving Credit Balance:	$5,801.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402555	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402555. Member loan 402555 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Saul Ewing LLP	Debt-to-income ratio:	19.49%
Length of employment:	1 year 3 months	Location:	ORELAND, PA

Home town:	Philadelphia
Current & past employers:	Saul Ewing LLP, Dechert LLP, Duane Morris LLP
Education:	Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I have a number of credit cards that have high APRs that I am struggling to pay down. With two jobs, two children and a wife in school who only works two nights a week, we have gotten behind on paying the cards. Currently we pay almost 600 a month to three cards but we are not making a dent in the total.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,890.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402561	$18,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402561. Member loan 402561 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	eastern sun auto	Debt-to-income ratio:	5.99%
Length of employment:	30 years	Location:	succasunna, NJ

Home town:	West Caldwell
Current & past employers:	eastern sun auto
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to transfer a balance from an existing credit card and need at least a year to pay off the balance. Most offers are at 6 months. We both work and own a home and are in good standing with creditors our average fico score is approx 720.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,371.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402568	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402568. Member loan 402568 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	GE W & PT	Debt-to-income ratio:	17.75%
Length of employment:	9 years	Location:	Lakeland, FL

Home town:	Madras
Current & past employers:	GE W & PT, Navesys Inc.
Education:	Rollins College

This borrower member posted the following loan description, which has not been verified:

I am looking for temporary relief for working capital as I will be receiving $300,000 from an SBA loan and $550,000 from a shelf corporation by end of this month. The loan term can be 2 months just to be on the safe side. Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,237.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402578	$8,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402578. Member loan 402578 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,275 / month
Current employer:	n/a	Debt-to-income ratio:	20.00%
Length of employment:	4 years	Location:	Hialeah, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a personal loan for my school expenses and to consolidate my debt. Please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,537.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402620	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402620. Member loan 402620 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,873 / month
Current employer:	Self	Debt-to-income ratio:	4.14%
Length of employment:	8 months	Location:	Austin, TX

Home town:	El Paso
Current & past employers:	Self, Prudential Financial
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

I owned a very successful insurance office for 17 years before selling out to my partner a few years ago. I've been working on an insurance start-up for about 8 months. We launched in March and began selling in earnest mid April. We wrote policies in April worth about $65,000 in commissions to us. My experience tells me that at least half of this business will actually make it thru underwriting so eventually we'll see about $33k in commissions from April sales activity. Our problem is cash flow. We're spending around $10k per month on payroll and marketing and it takes about 90 days to get a policy thru underwriting. I'd like to recruit several more sales agents but I can't support that kind of negative cash flow for several months before we get paid without some additional working capital. The money will be used to hire and pay additional sales agents, plus the the marketing budget required to keep the agents busy with new leads. We're based in Austin, TX. My partner has an MBA from UT Austin. Our first sales agent has 8 years of experience and is very good at her job, as you can tell from her April sales performance. If this works out for us I'd like to become a lender to give other Lending Club entrepreneurs/borrowers a shot at success. We expect to pay off the loan by the end of 2010, possibly sooner. Thanks for your help.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	22
Revolving Credit Balance:	$26,438.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402638	$6,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402638. Member loan 402638 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Quest Software	Debt-to-income ratio:	6.73%
Length of employment:	3 years 6 months	Location:	Chattanooga, TX

Home town:	Chicago
Current & past employers:	Quest Software, Unum Group
Education:	The University of Alabama at Birmingham

This borrower member posted the following loan description, which has not been verified:

I am trying to finance the last portion of my children's private school tuition payment. Note that my current address as listed on this application is not correct. I, incorrectly, chose "Chattanooga, TEXAS" when it should be "Chattanooga, TENNESSEE". I am not sure how to change this.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	40	Months Since Last Delinquency:	11
Revolving Credit Balance:	$8,186.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402671	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402671. Member loan 402671 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	Highlands Grill	Debt-to-income ratio:	24.25%
Length of employment:	1 year	Location:	Woodstock, GA

Home town:
Current & past employers:	Highlands Grill
Education:	Kennesaw State University, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am 23 years old, have over 4 years of good credit history, and still trying to complete my college education. My parents do not contribute to my education, however, because I am not 24 years old yet, my federal assistance is based on their income and expected contributions. I do not receive much in stafford loans, and receive no financial aid otherwise because of my parents income. I have only a year left of school, and am trying to balance classes, a job, paying for: tuition, books, supplies, utilities, rent and bills, and unfortunately the small amount of money that I get from stafford loans is not enough to cover everything. I'd like to finish school within a year, but without a loan it has become increasingly hard. I am a responsible person, and will be able to pay off my loan without defaulting or missing payments.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,360.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402705	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402705. Member loan 402705 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Denver Health	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	DENVER, CO

Home town:	Hammond
Current & past employers:	Denver Health, Arapahoe County, Urban Peak, Alternative Youth Adventures
Education:	University of Montana, University of Denver, Regis University, Colorado College, Community College of Denver

This borrower member posted the following loan description, which has not been verified:

The offer I was quoted on lending tree indicated a three year loan....I was wondering if there were penalties for paying the loan off sooner. Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402728	$12,250	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402728. Member loan 402728 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Linkus (Contracted)	Debt-to-income ratio:	14.70%
Length of employment:	1 month	Location:	MCKINLEYVILLE, CA

Home town:	Willow creek
Current & past employers:	Linkus (Contracted), West Coast Auto, Times Standard, Mid City Motor World
Education:	Trinity

This borrower member posted the following loan description, which has not been verified:

Hi my name is Justin. I recently started a new job as a contracted satellite technician and need a new work vehicle. I currently have a financed 2000 dodge dakota single cab truck that i bought originally for 15,000. I now owe 4500 on the loan, but have found the truck to be rather small for the job. I live in a very rural area with many dirt roads and need a 4 wheel drive truck large enough to carry all necessary equipment. If funded, I plan on paying off the dodge and selling it. I recently found a dependable truck for a very reasonable price. My credit is good and i have always paid off all credit cards and loans on time, paying at least double the minimum payments on credit cards when possible. I want to buy a house someday and have no intentions on ruining my credit. Last employed as manager of a local auto repair shop for 1.5 years. Thank you for the opportunity to better myself and my new career.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,120.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402750	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402750. Member loan 402750 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	4.25%
Length of employment:	3 months	Location:	Riverside, CA

Home town:	San Bernardino
Current & past employers:	Self Employed, Richmond American Homes
Education:

This borrower member posted the following loan description, which has not been verified:

My mom passed away suddenly and unexpectedly. As many of you know funerals can be expensive. Even with keeping it to graveside services only, doing our own memorial handouts and bringing flowers from home, it still came to $6000.00. All my money is in a business startup and because it's new and I'm now self employed banks are just not loaning. My vehicle is almost paid off but I still won't get enough to cover the funeral costs. We buried her yesterday and the funeral home will only hold check till today. Please help...

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	2
Revolving Credit Balance:	$12,316.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402765	$14,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402765. Member loan 402765 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,725 / month
Current employer:	FATIGATI NALIN AND ASSOC	Debt-to-income ratio:	12.59%
Length of employment:	8 years 2 months	Location:	CARNEGIE, PA

Home town:	Glassport
Current & past employers:	FATIGATI NALIN AND ASSOC, FISERV, MELLON NETWORK SERVICES, M&I DATA SERVICES (METAVANTE DATA SERVICES), EQUIBANK
Education:

This borrower member posted the following loan description, which has not been verified:

It was 18 months ago that I moved from my previous home and put it on the market for sale. I have FINALLY received an offer from a qualified buyer. However, the proceeds from the sale will not be enough to satisfy my mortgage at closing. I see this loan as a way to close the gap and be able to move forward with the sale of my old house. Selling this house will free-up approximately $1,000 currently paying the monthly mortgage and insurance premium in addition to minimal utility costs. As such, I feel it should be easy to quickly pay this loan by making substantial monthly payments to the principle. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,887.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402800	$8,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402800. Member loan 402800 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	WellCare Health Plans	Debt-to-income ratio:	14.86%
Length of employment:	2 years	Location:	Valrico, FL

Home town:	Detroit
Current & past employers:	WellCare Health Plans
Education:	Tampa College

This borrower member posted the following loan description, which has not been verified:

Looking to get rid of a major credit card and reduce it with a better rate.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	49
Revolving Credit Balance:	$27,648.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402807	$11,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402807. Member loan 402807 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	Douglass Nissan	Debt-to-income ratio:	5.55%
Length of employment:	2 months	Location:	Bryan, TX

Home town:	Kearns
Current & past employers:	Douglass Nissan, Lithia Motors
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan in order to consolidate the non-student loan debt I accumulated while in college. I was an out-of-state athlete, and used credit to cover expenses not covered by scholarships or grants during my years in school. Now that I am able to work (my sport took excessive amounts of time and I could only work part-time in the summer, and only in summers I wasn't competing) I have no problem with my debt load, but would like to simplify my budget and make one payment rather than three or four. Another reason is that two of my cards have decided to spike interest rates due to "economic conditions," and I would rather pay a fixed rate than an outrageous, variable one. Since graduation, I have been able to obtain and hold a steady, well paying job, especially given my cost of living. I just signed another lease that secures my rent at just $200 a month until August 2010, so most of my income can be donated to debt reduction. In terms of credit history, I learned from an early age how important credit history is, and have never been late on any payment. I don't plan on starting that trend any time soon (a house being a purchase I plan on making 3 or 4 years from now). Thank you for your support and I'll be happy to answer any of your questions.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,499.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402826	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402826. Member loan 402826 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	St. Edward Mercy Medical Center	Debt-to-income ratio:	5.70%
Length of employment:	2 years	Location:	Barling, AR

Home town:	Batesville
Current & past employers:	St. Edward Mercy Medical Center, AMR
Education:	University of Arkansas at Fort Smith

This borrower member posted the following loan description, which has not been verified:

I am looking to finance updating my kitchen with new cabinets, countertops, fixtures, and appliances and also landscaping the yard and building a new privacy fence. I am in the medical field and have excellent job stability. I have good credit, I have never been late on a payment due.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,471.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402839	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402839. Member loan 402839 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Katz Media Group	Debt-to-income ratio:	0.34%
Length of employment:	1 year	Location:	Van Nuys, CA

Home town:	Van Nuys
Current & past employers:	Katz Media Group, Dot Graphics, Tower Records
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

On the day of my high school graduation, I had a consultation with a plastic surgeon about getting the hump on my nose removed. I got a part time job when I was in college, and saved up until I saw an ad in the LA Weekly that said I could get my nose done for $3,500. I was so happy because I had the money, but I was also really naive to think that a legitimate procedure could cost such a small amount. Long story short, he ruined my nose, and I've always always regretted getting it done in the first place. Now I'm 26 and I've never lost sight of trying to fix what the first doctor did. I've found a really good doctor (who of course is substantially higher-priced), but I've paid off $12,000 in credit card debt over the last year in order to raise my credit score. I make $25,000 a year, and would have no problem making these payments. PLEEASSSEEE help me to finance this purchase. It would really really mean so much to me. Thanks for reading!! :)

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$350.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402873	$4,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402873. Member loan 402873 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Outback Steakhouse	Debt-to-income ratio:	9.27%
Length of employment:	7 months	Location:	Tampa, FL

Home town:	Methuen
Current & past employers:	Outback Steakhouse, Jackson's Bistro, Tampa, Jason Ciofalo Law, Dr. John D. Doykos, AutoZone Inc.
Education:	The University of Tampa

This borrower member posted the following loan description, which has not been verified:

Very responsible indidvidual. I have 2 jobs currently, as well as working as a barber on the side, and working as a lawyer's assistant as well. Ultimately I have 4 sources of income, and support from my parents also. I have already completely paid off my $15,000 car loan I received from capital one auto loans. I plan on making more than minimum payments monthly, and will hopefully have the whole loan paid off months before the deadline.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,143.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402962	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402962. Member loan 402962 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Tyco International	Debt-to-income ratio:	1.48%
Length of employment:	1 year	Location:	Riverdale, NJ

Home town:
Current & past employers:	Tyco International, Morgan Stanley
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

My fiance and I are looking to pay for our wedding expenses. We both have excellent income streams and secure jobs in professional industries and we need a lump sum at once to be paid back monthly.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,157.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402979	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402979. Member loan 402979 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	CFAW	Debt-to-income ratio:	13.36%
Length of employment:	4 years	Location:	Leesburg, FL

Home town:	Seabrook
Current & past employers:	CFAW
Education:

This borrower member posted the following loan description, which has not been verified:

Adding on to my home to increase it's value. I plan on living in our home till my 13 yr old is done with college so we need to make it meet our needs. I'm a very responsible borrower and have never made a late payment on anything for the past 20 yrs. My bank I have been with for 14 yrs is not doing any personal lending so that's why I'm giving this a shot. This is not something I have to do, I just would like to do this project. So if I can get a fair loan deal for the amount I need to complete the work I'm ready. Thanks!

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,101.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402988	$14,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402988. Member loan 402988 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Ropes and Gray LLP	Debt-to-income ratio:	10.21%
Length of employment:	10 years	Location:	ROSLINDALE, MA

Home town:	Boston
Current & past employers:	Ropes and Gray LLP
Education:	Cambridge College

This borrower member posted the following loan description, which has not been verified:

Dear Sir/Madam: I am gainfully employed and seeking to consolidate and payoff my debt in two years not more than 3 years. Kind regards - Vogal James

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,057.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402990	$10,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402990. Member loan 402990 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Distinctive Homes of Southwest Florida, Inc	Debt-to-income ratio:	15.83%
Length of employment:	25 years	Location:	Bonita Springs,, FL

Home town:
Current & past employers:	Distinctive Homes of Southwest Florida, Inc
Education:	Just High School

This borrower member posted the following loan description, which has not been verified:

I would like to pay off high interest credit card debt. You know what the banks are doing with higher rates and fees even when you pay on time. I have reduced my debt by almost $100,000.00 in the last 18 months. Bank of America has raised their rates and fees. I would like to pay them off and close the accounts. Because of this my credit score has gone down from 740 to around 700.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	45
Revolving Credit Balance:	$38,773.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403002	$1,750	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403002. Member loan 403002 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$500 / month
Current employer:	n/a	Debt-to-income ratio:	15.40%
Length of employment:	n/a	Location:	Sacramento, CA

Home town:	Mesa
Current & past employers:	Dell Inc., Nacht and Lewis Architects, McCoy Investigations, Cost Plus World Market
Education:	California State University-Sacramento (CSUS), Las Positas College, Humboldt State University

This borrower member posted the following loan description, which has not been verified:

I am almost done with school, and I need just a bit more in order to finish my last credits. I am looking to be an investigator or perhaps enlist and join the military police, but I need just a bit more help to finish.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	14
Revolving Credit Balance:	$833.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403091	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403091. Member loan 403091 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,132 / month
Current employer:	CSAA	Debt-to-income ratio:	23.11%
Length of employment:	5 years 8 months	Location:	Colorado Springs, CO

Home town:	Iron River
Current & past employers:	CSAA
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I'm looking to refinance credit card debt on a card that went from 12% to 33% with no explanation and for no reason. I have never made even a single payment late on any debt nor have I been over limit.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,811.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403101	$18,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403101. Member loan 403101 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	12.91%
Length of employment:	12 years 2 months	Location:	Doyline, LA

Home town:	Boston
Current & past employers:	United States Postal Service, United States Air Force
Education:	Dekalb Community College of Georgia

This borrower member posted the following loan description, which has not been verified:

My name is Theresa A. Glavin and I would like this loan so that I may consolidate all my debt into one payment; therefore, reducing my interest payments and getting my debt paid off. I have been working for the United States Postal Service for a little over 12 years. My annual gross income is just over 50,000. I feel I am a good candidate because I have a good, stable job with a decent income. I will be able to repay this loan and save hundreds of dollars in interest payments. By paying off my debt and having just one simple payment to make, my life would be less stressful. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,072.00	Public Records On File:	1
Revolving Line Utilization:	83.20%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403112	$2,700	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403112. Member loan 403112 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Auto Insurance Specialists	Debt-to-income ratio:	9.36%
Length of employment:	8 years	Location:	san francisco, CA

Home town:	Bellflower
Current & past employers:	Auto Insurance Specialists, Marie Callenders
Education:	mount san antonio college, pasadena city college

This borrower member posted the following loan description, which has not been verified:

motorcycle loan for possibly 04-07 honda crf450r or yamaha yz450f

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	52
Revolving Credit Balance:	$15,200.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403199	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403199. Member loan 403199 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Business Technology Group	Debt-to-income ratio:	8.64%
Length of employment:	11 months	Location:	LEMONT, IL

Home town:	Cumberland
Current & past employers:	Business Technology Group, MidAmerica Bank
Education:	Kent State University-Trumbull Campus

This borrower member posted the following loan description, which has not been verified:

In order to pay off/down other existing loans I had, I withdrew money that is now being taxed. I need this loan to pay that tax bill.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	72
Revolving Credit Balance:	$67,595.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403293	$12,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403293. Member loan 403293 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	aqua pro	Debt-to-income ratio:	23.34%
Length of employment:	9 years	Location:	FAYETTEVILLE, GA

Home town:	Saint Petersburg
Current & past employers:	aqua pro
Education:

This borrower member posted the following loan description, which has not been verified:

I make paying any loans my first priority and I have not had problems paying in the past

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,936.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403295	$4,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403295. Member loan 403295 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,600 / month
Current employer:	Maprow Media	Debt-to-income ratio:	3.50%
Length of employment:	4 years 3 months	Location:	round lake, IL

Home town:	Chicago
Current & past employers:	Maprow Media
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

Hello and thanks for taking the time to look my offer over! I run an Internet marketing company and I am seeking funds to help launch my latest and greatest project, a Chicago community website. Funds will mostly be used for web development work and initial marketing expenses. The website will make money from network sponsorships. Due to our already established local connections we already have many paying clients lined up waiting for the website to launch. These payments will be significantly higher then our monthly loan repayment which will allow us to pay the loan off early. We estimate the loan will be paid off in full in 12-16 months. We consider this a safe loan because even if the business is a complete flop (not likely!) I have an existing income stream from other websites that will more then cover the payments with no hassle. Payments will be automatic and always on time. I am also investing a great deal of my own cash into this project, so I have complete faith in the business. My team and I are hard working entrepreneurs with a passion for internet projects. Help us create something big. Thank you for your consideration. Jc

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	49
Revolving Credit Balance:	$4,862.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403366	$6,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403366. Member loan 403366 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,099 / month
Current employer:	n/a	Debt-to-income ratio:	19.44%
Length of employment:	n/a	Location:	Akron, OH

Home town:	Johnstown
Current & past employers:	n/a, B F Goodrich
Education:	Tri-County Community College

This borrower member posted the following loan description, which has not been verified:

I am a disabled retired senior who at the current rate of interest on this credit card will never pay it off. This money would pay it off and give me a fresh start making sure not to make the same mistake again. I have basically put myself into debt trying to help 2 very unfortunate friends from loosing everything in their lives due to circumstances beyond their control. I have no problem paying this bill, I would just like to know I will be able to pay it off in my lifetime.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,283.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403369	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403369. Member loan 403369 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	8.80%
Length of employment:	7 months	Location:	Richmond, VA

Home town:	Richmond
Current & past employers:	Self-Employed, Real Estate Appraiser (Current), Flemings Prime Steakhouse and Wine Bar (06-09)
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

If I receive this loan, I will use it to completely pay off my debt except for a small line that is at a good rate and will be at a minimal balance. I am currently transitioning from college and into the working world and this loan would be greatly beneficial to my financial situation.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,756.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403442	$5,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403442. Member loan 403442 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Adecco	Debt-to-income ratio:	12.34%
Length of employment:	1 year 5 months	Location:	Santa Clara, CA

Home town:	Mt. View
Current & past employers:	Adecco
Education:	Heald College at San Jose

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate my credit card debts, and have one payment at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,548.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403462	$16,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403462. Member loan 403462 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,924 / month
Current employer:	US Government	Debt-to-income ratio:	13.97%
Length of employment:	23 years	Location:	Battle Creek, MI

Home town:	Albion
Current & past employers:	US Government
Education:	Siena Heights University

This borrower member posted the following loan description, which has not been verified:

I am currently employed full-time. I do not take my employment for granted, especially considering the current global economic situation. I pay my debts faithfully, paying on time and more than is required by the terms of the accounts; there aren't any late or missing payments. Rates and fees have continued to go up and, therefore, I would prefer to eliminate my debt completely.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,907.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403481	$7,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403481. Member loan 403481 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,896 / month
Current employer:	US Department of Homeland Security TSA	Debt-to-income ratio:	18.49%
Length of employment:	6 years 9 months	Location:	Pembroke, NH

Home town:	Manchester
Current & past employers:	US Department of Homeland Security TSA
Education:	Hesser College

This borrower member posted the following loan description, which has not been verified:

I have a fair amount of unsecured debt as well as secured debt (mortgage) My credit rating is somewhere in the neighborhood of 744. I am trying to consolidate some high interest credit card debt

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,327.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 403526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403526	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403526. Member loan 403526 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	17.80%
Length of employment:	1 year 8 months	Location:	Scottsdale, AZ

Home town:	Appleton
Current & past employers:	PricewaterhouseCoopers, Menasha Corporation
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I have a couple of credit cards that I am making payments on. I would like to consolidate my debt with a better rate.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,908.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403534	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403534. Member loan 403534 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,098 / month
Current employer:	US Federal Government	Debt-to-income ratio:	15.58%
Length of employment:	29 years 5 months	Location:	University Park, IL

Home town:	Chicago
Current & past employers:	US Federal Government
Education:	Benedictine University, Governors State University

This borrower member posted the following loan description, which has not been verified:

I would like to enhance my home by replacing the 21 years old wood deck with a 3 season room and brick patio.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	58	Months Since Last Delinquency:	21
Revolving Credit Balance:	$33,287.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403548	$19,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403548. Member loan 403548 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Aggregate Knowledge	Debt-to-income ratio:	7.58%
Length of employment:	1 year	Location:	South San Francisco, CA

Home town:	Champaign
Current & past employers:	Aggregate Knowledge, University of Illinois
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I have debt that has accumulated, mostly as a result of moving cross-country for a better-paying job, which included having to sell my house at a significant loss. I am also getting married in a couple of months, and aside from the relief that would come from consolidating my bills into one payment, there'd also be the opportunity to start my new married life in a more responsible financial situation than that which I'm currently in. I'm a reliable borrower; I've never made a late payment in my life, and have always managed my debts responsibly. In addition, I have a well-paying, steady job, and live in an area where my skills are in extremely high demand (which is what made it worth the cost of moving here in the first place). A debt consolidation/wedding expenses loan would go a long ways towards helping me to start anew and improve my situation at a time when my life is supposed to be changing for the better. I'd be really appreciative of the help in making those improvements even greater by making my debts more manageable, and most importantly, giving me the "light at the end of the tunnel" that would come from knowing that everything would be paid off in only 3 years. I hope you'll find that I am a worthy candidate for a loan. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,006.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403607	$1,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403607. Member loan 403607 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	BUSINESS OWNER	Debt-to-income ratio:	19.40%
Length of employment:	1 year	Location:	APPLETON, WI

Home town:
Current & past employers:	BUSINESS OWNER, A to Z machine
Education:	FVTC

This borrower member posted the following loan description, which has not been verified:

looking for extra money to finish updates in home

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,549.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403620	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403620. Member loan 403620 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,667 / month
Current employer:	self-employed	Debt-to-income ratio:	11.08%
Length of employment:	19 years	Location:	Marlton, NJ

Home town:	Passaic
Current & past employers:	self-employed
Education:	Rutgers University at Camden

This borrower member posted the following loan description, which has not been verified:

Looking for better rate vs current credit card. No late payments, great credit history. Currently monthly payment goes mostly to interest. Looking for better rate and slightly lower payment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,791.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403659	$5,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403659. Member loan 403659 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,440 / month
Current employer:	Fox Valley Staffing	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Appleton, WI

Home town:	Milwaukee
Current & past employers:	Fox Valley Staffing, Palermo Villa
Education:	Walden University, University of Wisconsin-Milwaukee

This borrower member posted the following loan description, which has not been verified:

I am a graduate student at Walden University, Minnesota, and my major is public health. I have four courses, an internship and a student project which should take me only 3 to 4 twelve week quarters as a full-time student. I have a BA from 2004 (University of Wisconsin). I currently work full-time but want to work less so I can finish graduate school quickly. I have a 4.0 GPA. Please consider me for a graduate student loan. I can provide net asset information if necessary.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,059.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403703	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403703. Member loan 403703 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	State of Louisiana	Debt-to-income ratio:	7.85%
Length of employment:	1 year 5 months	Location:	St Martinville, LA

Home town:	Loreauville
Current & past employers:	State of Louisiana, All American Paint and Supply
Education:	University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card bills together. I currently owe around $9,000 on a credit card and $7,000 on another credit card.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,149.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403734	$9,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403734. Member loan 403734 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Puritan bakery	Debt-to-income ratio:	17.34%
Length of employment:	3 years 2 months	Location:	Sun Valley, CA

Home town:	Los Angeles
Current & past employers:	Puritan bakery
Education:

This borrower member posted the following loan description, which has not been verified:

Im trying to consolidate my credit card loans into just one payment, I have never been late on any payments.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,754.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 403890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403890	$5,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403890. Member loan 403890 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	United States Air Force	Debt-to-income ratio:	18.00%
Length of employment:	4 years 11 months	Location:	Winnsboro, TX

Home town:	Orlando
Current & past employers:	United States Air Force
Education:	Northeast Texas Community College

This borrower member posted the following loan description, which has not been verified:

My wife needs this surgery for her self confidence. The doctor told her that she has some of the worst stretch marks he has ever seen. Ever since she had our first child she hasnt felt good about herself and hasnt really been herself. she tries to play it off but i know that this surgery would help her out alot. Your help would be greatly appreciated. Thanks.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,931.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403896	$15,250	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403896. Member loan 403896 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Asplundh	Debt-to-income ratio:	9.44%
Length of employment:	4 years 4 months	Location:	Visalia, CA

Home town:	Visalia
Current & past employers:	Asplundh, Diversified Utility Services Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to purchase new equipment (frozen yogurt machines) for our Frozen Yogurt business here in central California. My wife and I have excellent credit, own a home (not upside down in mortgage) and do not pay anything late. I am a Southern California Edison Contractor (Asplundh) and my wife is a Registered Nurse. Have any questions feel free to ask. email TULESFROZENYOGURT@GMAIL.COM

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403929	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403929. Member loan 403929 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Nuevo Media Group, LLC.	Debt-to-income ratio:	16.43%
Length of employment:	n/a	Location:	La Jolla, CA

Home town:	San Diego
Current & past employers:	Nuevo Media Group, LLC.
Education:	Mesa College

This borrower member posted the following loan description, which has not been verified:

Hello: This loan, other credit and some small savings will help me finish some of the initial start-up infrastructure for Nuevo Media Group, LLC., D.B.A. Dialogo Public Relations. Specifically, the capital will be applied toward our Web site (www.dialogo-pr.com); wire service (Hispanic PR Wire); San Diego office space; and recruitment for our C.F.O. While we plan to build an intranet portal and consumer social network as part of our client service package, we will begin the sales (RFP) process in July after building and marketing (through sales, SEO and PR) our Web site. This will allow us cash flow while growing the national service we intend to launch in the fall. We will specialize in bringing the 13+ million Hispanic consumers to media/entertainment/sports, professional services, consumer and technology companies.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,256.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403934	$14,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403934. Member loan 403934 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	NE Carpenters Fund	Debt-to-income ratio:	10.18%
Length of employment:	7 years 7 months	Location:	LUNENBURG, MA

Home town:	Trenton
Current & past employers:	NE Carpenters Fund
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my current credit card balance with Citibank with this loan. As of today I owe $14, 397.74; but I am sure that will go up somewhat with the interest for this month as soon as it hits the account - I am not sure what date that will be. But; I would like the loan from you for the $14, 500; and then I will simply pay the interest balance above that amount.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	25
Revolving Credit Balance:	$25,807.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403953	$20,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403953. Member loan 403953 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	department of public safety	Debt-to-income ratio:	16.94%
Length of employment:	12 years 3 months	Location:	ROYSE CITY, TX

Home town:	Albany
Current & past employers:	department of public safety, united states army
Education:	Savannah State University

This borrower member posted the following loan description, which has not been verified:

Pay off credit card which has an interest rate of 14.9%, and lower debt with a better interest rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403975	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403975. Member loan 403975 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	American International Group (AIG)	Debt-to-income ratio:	12.45%
Length of employment:	11 months	Location:	Bayonne, NJ

Home town:	Bayonne
Current & past employers:	American International Group (AIG), BCB Community Bank, Inserra Supermarkets
Education:	Hudson County Community College

This borrower member posted the following loan description, which has not been verified:

Due to the economic times I am in major debt. It's very hard to get out of this hole without the help of consolidating these items. With this loan I will be able to drastically reduce the amount owed by paying on average $600-$700 monthly. This is what I pay now on all bills. However, you get no where when there are so many.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,548.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403997	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403997. Member loan 403997 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,576 / month
Current employer:	Ball Aerospace	Debt-to-income ratio:	17.55%
Length of employment:	16 years	Location:	Castle Rock, CO

Home town:	Fort Campbell
Current & past employers:	Ball Aerospace
Education:	Denver Institute Of Technology

This borrower member posted the following loan description, which has not been verified:

I want to get out of credit card debt ASAP. I have a great payment history and credit rating. I've been at the Ball Aerospace for over 15 years.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,279.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404004	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404004. Member loan 404004 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,508 / month
Current employer:	Elevate Group Holdings	Debt-to-income ratio:	24.37%
Length of employment:	15 years	Location:	arlington, TX

Home town:
Current & past employers:	Elevate Group Holdings
Education:	University of Texas

This borrower member posted the following loan description, which has not been verified:

Looking to make an investment in my home by updating the kitchen from the original. The home was built in the early 80's. I plan to stay in the home for a while and the kitchen is one of the "best bang for the buck" for improving home value.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	32
Revolving Credit Balance:	$634.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404076	$13,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404076. Member loan 404076 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Halliburton Co.	Debt-to-income ratio:	12.05%
Length of employment:	5 years 7 months	Location:	Conroe, TX

Home town:	Montclair
Current & past employers:	Halliburton Co., Amercian Trades Institute, Rockwall Dust Systems, Hoffman Installation, Xebek Industrial of Texas
Education:	University of North Texas, North Harris Montgomery Community College District, Richland College

This borrower member posted the following loan description, which has not been verified:

Increasing demand in the franchise market through the economic downturn has prompted me to invest in a business that offers consulting services to highly motivated franchise buyers. The soaring unemployment rate associated with the recent recession has placed large numbers of the unemployed seeking refuge into opportunities they feel they have more control over. Many of these individuals are in their mid 40's and early 50's with executive experience and significant funding in their retirement. They are either uninterested in returning to the job market, or are struggling to do so. Instead, many are looking to the franchise market for relief. The company I hope to establish, The Franchise Emporium, will act as a sub-contractor and/or affiliate to the well established company Business Alliance Inc., by purchasing quality internet leads through the parent company and utilizing it's "Affiliate Only" website links and franchise contacts to aid in introducing the potential client to a host of nearly 300 franchise opportunities. I, as the acting consultant, will likewise help the franchise company in connecting with the best suitable franchisee by sifting through applications that meet the character, territorial, and financial requirements in return for a significant 90% commission. I am currently employed so this business would represent a supplemental income to my full-time income until The Franchise Emporium has obtained equal or greater income than the former. I personally would have funded this opportunity myself, however, my current employer will not allow me to have full access to my 401K to fund the endeavor. However, I do have the option of drawing up to 50% of my 401K to help fund the opportunity should a potential lender consider my circumstances. The $25,000 I humbly request from you, will be allocated to help pay for the business opportunity provided through Business Alliance Inc. The requirement is a one-time start-up fee of $19,900. The cost covers personal one-on-one training, access to BAI's unique franchise database and contacts, access to daily franchise conference calls, 6 months of mentorship, as well as on-going support. The remaining $5,100 will assist in purchasing quality leads given in real time over the course of six months to establish a franchisee pipeline. Commissions are paid to the consultant directly from the franchise company, or indirectly through Business Alliance Inc. The commissions range between $12,500 - $35,000 with the average being between $15,000 and $19,000 per contract. There are approximately 8 to 10 successful contracts per year. After due diligence in reviewing the characteristics and skills necessary of building a franchise consultant/counselor company, I've reached the conclusion that I was born to do this business. I am aggressive toward this opportunity insomuch as to consider every possible alternative of acquiring the funding I need to get started, and will not relent until I have successfully reached my goal. On a personal note: I used to be a trade school teacher. In teaching the trade I was accompanied to, there is no doubt that it came with a sense of accomplishment. However, none can match the fulfillment I received when a student would approached me on personal issues as well as how they can best achieve their objectives. On many occasions upon graduation, students, (and I'm speaking specifically of grown men and women), would often approach me and begin crying, thanking me for the genuine care I gave in helping them. Not only in preparing them for the technical hands-on trade they chose, but in helping them make the right decisions in their personal life as well as the career they were facing in the years to come. A characteristic that comes naturally to me and will become a dynamic asset to the business.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,810.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404148	$5,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404148. Member loan 404148 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Sprint	Debt-to-income ratio:	3.26%
Length of employment:	1 year 8 months	Location:	Aurora, CO

Home town:	Mesa
Current & past employers:	Sprint, Schwans
Education:	Metro University in Denver

This borrower member posted the following loan description, which has not been verified:

Looking for some capital to expand my home based business.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,685.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404176	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404176. Member loan 404176 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Infinite Solutions	Debt-to-income ratio:	0.45%
Length of employment:	3 years 2 months	Location:	Murrieta, CA

Home town:
Current & past employers:	Infinite Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Greetings! Our daughter just had twins and her maternity leave is very short and she is afraid she will get laid off if she takes too much time off. So we moved into her home and rented out our own home, so my wife can take care of the babies full time and our daughter can go back to work. I am seeking a loan, because after living in our daughter's home, I realize that I need to do some upgrades for both our own living space and the babies, such as adding another full bathroom and additional bedroom, which our daughter and her husband cannot currently afford. We do have a home equity line of credit on our own home, but due to the current real estate crisis my wife does not feel comfortable tapping into it. I pride myself in being an ideal borrower because I have never been late on any of my bills since my early twenties until now, I am a grandpa! And since I always pay my bills, I hardly have much debt. My income has always been very stable and good, and I keep our expenses low. Please consider giving this loan to me. I will make sure it will be a safe investment for you. Thank you very much.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,976.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404179	$11,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404179. Member loan 404179 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	MSW Print and Imaging	Debt-to-income ratio:	20.69%
Length of employment:	5 years 1 month	Location:	Ypsilanti, MI

Home town:	Gaylord
Current & past employers:	MSW Print and Imaging
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I've racked up a little bit of credit card debt, and while I have no problem making the payments every month and am progressing in paying down the balances, I hate paying the absurdly high interest rates the credit card companies impose on their clients. I wish to obtain a loan so that the money that is going to interest will instead be paying down the principal I owe. I don't miss payments and currently make a at least a $500/mo payment toward these cards, so this loan will fit my budget with room to spare.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	15
Revolving Credit Balance:	$22,261.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404237	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404237. Member loan 404237 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Ira Hirsh	Debt-to-income ratio:	7.70%
Length of employment:	7 years	Location:	Tucson, AZ

Home town:	Brooklyn
Current & past employers:	Ira Hirsh
Education:	Columbia College Chicago

This borrower member posted the following loan description, which has not been verified:

I have recently expanded my business by financing a cashmere company. We started small at the end of 08, with low expectations. I have put close to 100,000 of my own money to help things out. We initially were looking for sales in the 65,000 dollar range for the year. It is May, and we are already up to 165000.00 in pending orders. We are delighted, but a little cash strapped. I have put up 75 percent of the money needed to get additional product from China, where it is produced. This money will essentially be a bridge loan. We are already delivering on product and are receiving payment already. In July, we expect a flow that will give us the head room needed to breathe.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1966	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,864.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404282	$1,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404282. Member loan 404282 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,376 / month
Current employer:	Gavilon	Debt-to-income ratio:	1.09%
Length of employment:	5 years 1 month	Location:	NEW ALBANY, MS

Home town:	Aurora
Current & past employers:	Gavilon
Education:	Northeast Community College

This borrower member posted the following loan description, which has not been verified:

I'd like to consolidate my debt into one monthly payment.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$205.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404305	$10,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404305. Member loan 404305 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,496 / month
Current employer:	Stanford University School of Medicine	Debt-to-income ratio:	14.98%
Length of employment:	10 months	Location:	Stanford, CA

Home town:	Santa Monica
Current & past employers:	Stanford University School of Medicine
Education:	Westmont College, Stanford University

This borrower member posted the following loan description, which has not been verified:

Hello. My name is Roberto and I am currently a 24-year old medical student at the Stanford University School of Medicine. I am a kind and smart guy that is working on becoming an orthopedic surgeon. In the past (2006) I used Prosper to borrow money to fix up my 1971 Chevrolet Nova Muscle Car and was very pleased with the experience. I borrowed $3,000 and paid it off in 12 months. I am now seeking $10,750 to invest in U.S. equities and will be paying off my loan in 36 months. I am an extremely hard working guy that was top of my class in college. I am a very low risk borrower as I have NEVER been late on a credit card payment or peer-to-peer lending payment. I have a lot going for me and will not risk messing up my credit or reputation by being late on any payments to a lender. I have recently been awarded a prestigious scholarship that will be paying for half of medical school and you can see my bio at http://www.pdsoros.org/current_fellows/ The condensed version of my finances is that I have over $23,000 in cash, all of my vehicles are paid for and worth around $30,000, owe $8000 on my credit cards (that in combination with the fact that as a medical student I get a living allowance of $2500/month, I only use $1700 of it, does not show up as income and causes me to have a low credit score), go to medical school on a near full-ride, and have positive cash flow exceeding $800/month after all my expenses are taken into account. I am getting married this summer and will be living on campus with my wife who just finished her Masters and is a college professor. Her income will cover groceries, gas, and other living expenses meaning that I foresee positive cash flow of over $1100/month starting this fall. I will also be selling two of my classic muscle cars this summer. You may ask why I have $8,000 in credit card debt when I have $23,000 in cash and $30,000 in assets? That is because I have a 0% APR card and have wanted the cash cushion for now. I do not foresee any big expenses as I have already paid for the ring, we have paid for the honeymoon, and our parents are paying for the wedding. I would just rather have that cash available right now as we start our new life together and as soon as my 0% APR deal ends I will pay the cards off. I will have more than enough positive cash flow each month to make the payment on this $10,750 loan. During the summer break between my sophomore and junior years of college I did an investment banking internship and had the opportunity to learn about the world of economics and equities. Since then I have followed the world financial markets with a close eye and have become very passionate about investing. This enormous downturn, the worst since the Great Depression, has left good companies (in infrastructure, tech, agriculture, shipping) trading at a fraction of what they were. It has also removed a large amount of risk in investing and has presented an opportunity with enormous upside potential as a recovery looms on the horizon as has happened after every U.S. economic crisis in history. In 2006 and 2007 I actively invested a sum of $10,000 and turned it into $20,000 through learning to manage risk with stops, investing on a mixture of momentum, news, technical analysis, and fundamentals, not letting emotion, greed, or fear make me hold losing positions, learning to sell my losses and ride my gains, etc. I am happy that I sold everything before the crisis and was able to buy my dream car at the time with the proceeds in late 2007 (2004 BMW 330Ci). Seeing this opportunity after the economic crisis and the recovery on the horizon (next couple years) has once again convinced me to start to move some money ($5,000) back into the market in the past month with a focus on managing risk with tight stops and have made some great profits already. I would like to increase the size of this portfolio as soon as possible with the proceeds from this loan.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,333.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404310	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404310. Member loan 404310 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	7.08%
Length of employment:	11 months	Location:	Newark, DE

Home town:
Current & past employers:	JPMorgan Chase & Co.
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

I am a recent college graduate with a degree in finance and will be starting my full-time job with an investment bank this summer. Over the course of my college career, I have accrued some credit card debt which has come with a pretty high interest rate. I'd like to consolidate this debt to one payment a month and at a lower interest rate so don't end up paying more than I owe in interest.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,660.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404321	$7,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404321. Member loan 404321 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Marlow and Massoni CPA's	Debt-to-income ratio:	0.00%
Length of employment:	3 years 6 months	Location:	SAN FRANCISCO, CA

Home town:	San Francisco
Current & past employers:	Marlow and Massoni CPA's
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

My boyfriend and I after 3 year are finally going to wed. He has been out of service for a year now, and we are starting to make our life together. We don't want to go over board. He will safe for a down payment of a house and I'll cover the wedding. I would love to make it special, but also don't want to go crazy with it. Reasons to invest in this loan: - I have a good credit history. I actually paid off a loan completely a month ago for $8,000.00 and credit cards for $5,500.00 - I have never missed a payment or had a late payment in my life. Keeping my credit is a top priority. - I've been an accountant for the last 5 years, have a secured, recession prove job. - My current Income-to-debt ratio is 20%. and my FICO is on the high 700s

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404353	$11,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404353. Member loan 404353 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	16.52%
Length of employment:	2 years	Location:	Blue Island, IL

Home town:	Chicago
Current & past employers:
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

The cost of my wedding this coming September has exceeded my estimated budget. This loan will pay the cost of catering. The remaining wedding costs will easily fall within my budget. I expect to be able to pay the balance of this loan in full following the wedding. My fiance and I enjoy secure positions at financially thriving companies. In addition to our dual incomes, we share living expenses.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,324.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404359	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404359. Member loan 404359 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,208 / month
Current employer:	Florida Power & Light (Sun Technical Services)	Debt-to-income ratio:	12.31%
Length of employment:	5 years 2 months	Location:	JENSEN BEACH, FL

Home town:	Huntington
Current & past employers:	Florida Power & Light (Sun Technical Services), Black & Veach
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I would like to obtain financing for a 2002 Nissan Silvia, S15. It is from Japan (JDM), but it has a US title. Traditional auto loans are not available since the model was never released in the United States Domestic Market (USDM). Banks don't have a way to calculate the value with their computer models or sources like Kelly Blue Book and NADA. Just ask anyone who knows about JDM vehicles, and you will find out this price is a steal. You can also search Japan auction houses to lookup the value. I would use cash for the purchase, but with the economy the way it is, cash-on-hand is always a good thing.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,858.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404361	$2,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404361. Member loan 404361 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	D C Superior Court	Debt-to-income ratio:	19.87%
Length of employment:	12 years	Location:	Oxon Hill, MD

Home town:	Wichita Falls, Texas
Current & past employers:	D C Superior Court, Federal National Mortagage
Education:	Northern Michigan University Unversity of the District Columbia

This borrower member posted the following loan description, which has not been verified:

I was a foster parnts for 20 years and my bathroom need serious repair from the wear and use of myt foster children. I have retire from the foster care system and I need to fix the shower, new sink, vanity and new toilet. The floor tiotle is coming up. I have gotten an estimate that it would cost me $2500.00 to repair. My bathroom is a small one that in a home built in 1960.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,125.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404375	$19,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404375. Member loan 404375 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,542 / month
Current employer:	n/a	Debt-to-income ratio:	11.43%
Length of employment:	1 year 9 months	Location:	Milwaukee, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have credit card debt that I am making slightly over the minimum payment on. I just need the loan to pay off the credit card so my payments have an end date that I will be able to make without the high percentage interest rate.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$11,043.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404376	$3,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404376. Member loan 404376 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.55%
Length of employment:	n/a	Location:	Walnut Creek, CA

Home town:
Current & past employers:
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

I'm requesting this loan so that I can pay for an attorney for my girlfriend. The total cost is $5,000 and I already put the first $1,000 on my credit card. I'm a college student and also have a good paying job. My monthly salary is about $2,000 and my expenses are very low. Rent and Utilities $733 -- soon to be $480 in July Food $160 -- I use a discounted meal plan Right now I have no need for a car or anything else. I am seeking a loan through lending club because I would like to lower my monthly payments and not pay my credit card's interest rate (14.0% variable). I always pay my bills off every month, I have no debt and my credit score is 805 (last checked in March). Please help me, I am very responsible and good with money.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404403	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404403. Member loan 404403 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,907 / month
Current employer:	associated photo	Debt-to-income ratio:	15.62%
Length of employment:	2 years	Location:	homestead, FL

Home town:	havana
Current & past employers:	associated photo
Education:	college

This borrower member posted the following loan description, which has not been verified:

I don???t own money to any one, I work in a very good and stable job where I m the manager, I need this money to get in track with my life again (backup), I been living from check to check and is hard to keep up, I have a 6 years old son and we need to breath a new air.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	59
Revolving Credit Balance:	$829.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404419	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404419. Member loan 404419 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,640 / month
Current employer:	City of Medford	Debt-to-income ratio:	14.15%
Length of employment:	3 years 10 months	Location:	MEDFORD, OR

Home town:	Roseburg
Current & past employers:	City of Medford
Education:	Western Oregon University

This borrower member posted the following loan description, which has not been verified:

I'm 27 years old and recently ended up in the hospital with a DVT (blood clot). I ended up staying four days, most of which was not covered by insurance. A week later I ended up back in the hospital with complications from the medication and treatment. I have to attend doctors' visits every other week, each visit incurring another fee. The hospital requested I make the payment all at once so it's ending up on my credit card. Now the credit card company wants a lump payment. I've never missed a payment on my cards or past loans and I've never been late. I have a secure job and work 40+ hours a week. I make decent money but didn't have enough saved for an emergency of this magnitude. I have the means to make the payments but the credit card company is requesting a lump payment larger than I can afford and they are not willing to work with me on this. This loan will help greatly. There has been a great deal of stress on me and my family on how we could make this payment and a loan is our only option. If I can't get a loan to make this payment, I'll be forced to sell my car and will lose my means of transportation to my doctors' appointments and to work. A note about my credit report - I transferred a majority of my credit card debt to a single card so I would have a single payment. My credit report for this month was generated between the time the balance transfers were charged to the one card and were deposited on the other cards. When I checked my credit report a few days ago, it said I owed about $12,000 more than I actually do (other medical expenses, moving expenses and vehicle repairs). The credit bureau wouldn't take it as an inaccuracy because it should "fix itself" on next month's report. The problem is, I need the loan before my credit report "fixes" itself.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,075.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404448	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404448. Member loan 404448 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	SOGDA Limited, Inc.	Debt-to-income ratio:	19.11%
Length of employment:	3 years 10 months	Location:	Seattle, WA

Home town:	Seattle
Current & past employers:	SOGDA Limited, Inc.
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I am applying for a personal loan to cover legal expenses associated with my divorce. I am responsible person, have full-time job, never been late on any payments (rent, credit cards, utility bills and etc.)

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,391.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404491	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404491. Member loan 404491 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	ING	Debt-to-income ratio:	21.06%
Length of employment:	7 years	Location:	SIMPSONVILLE, SC

Home town:	South Carolina
Current & past employers:	ING
Education:	Lander University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate higher interest debt. I have never missed a debt payment in my life and have no expectation of ever doing so.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,880.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404492	$21,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404492. Member loan 404492 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	n/a	Debt-to-income ratio:	6.69%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

With so many things going on in my life, I'd like to simplify what I can. I want to borrow money so I can pay off all my debt and manage a single payment each month. Thank you I appreciate it!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,357.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404500	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404500. Member loan 404500 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Cornell Univeristy	Debt-to-income ratio:	5.37%
Length of employment:	6 years	Location:	Ithaca, NY

Home town:	Mt. Pleasant
Current & past employers:	Cornell Univeristy
Education:	Pennsylvania State University-Main Campus, Cornell University

This borrower member posted the following loan description, which has not been verified:

I am writing my dissertation and will use this loan to consolidate debt and pay for school-related expenses. Due to circumstances beyond my control, my lab has lost most of its funding over the past year and is only able to offer me limited support until my graduation date of August 2009.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,580.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404561	$3,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404561. Member loan 404561 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	Austin Dock & Tram	Debt-to-income ratio:	23.60%
Length of employment:	6 years	Location:	Austin, TX

Home town:	Johnson City
Current & past employers:	Austin Dock & Tram, Super S Foods
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I am trying to purchase a more economical means of transportation. Not a toy or anything like that, mainly riding on back country roads to avoid highway dangers. I have never missed a payment on any credit cards or loans and have been steadily employed for the past 8 years. Also i am buying a $6000 bike for $3000 so if the time comes to sell the vehicle, immediate repayment of the loan will be easily facilitated. Thank you for taking the time to review my request.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,018.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404575	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404575. Member loan 404575 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,250 / month
Current employer:	Google	Debt-to-income ratio:	8.52%
Length of employment:	n/a	Location:	Cambridge, MA

Home town:	Los Angeles
Current & past employers:	Google
Education:	MIT (Massachusetts Institute of Technology)

This borrower member posted the following loan description, which has not been verified:

Hi all. I built up a bit of debt while laid off from a startup and am moving over to google, with great job security and a high salary. I'm looking to get $12k off of revolving accounts and into something stable that I can pay down over three years. I'm a successful MIT-educated software engineer and, aside from now, have carried a job that paid at least $90k since I graduated in 2002. Never late on anything and just looking to reorganize my debt. Thanks!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,732.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404587	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404587. Member loan 404587 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Ruby Tuesday	Debt-to-income ratio:	3.67%
Length of employment:	8 months	Location:	MIDLAND, MI

Home town:	Midland
Current & past employers:	Ruby Tuesday, Dolce International, Foot Locker
Education:	Davenport University, Delta College, Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

I have been approved for a home loan, and have found a home, but due to unforeseen circumstances, had to use most of my downpayment money on other things.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,048.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404601	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404601. Member loan 404601 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	CatholicHealthcareWest	Debt-to-income ratio:	3.57%
Length of employment:	6 years	Location:	ROSEVILLE, CA

Home town:	Pasig
Current & past employers:	CatholicHealthcareWest, Sutter Health
Education:	Centro Escolar University, Philippines

This borrower member posted the following loan description, which has not been verified:

I would like to know the details of the loan. Thank you

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,927.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404657	$25,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404657. Member loan 404657 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	BUBBLE GUM PRODUCTIONS INC.	Debt-to-income ratio:	10.80%
Length of employment:	10 years 2 months	Location:	FORT LAUDERDALE, FL

Home town:	Minneapolis
Current & past employers:	BUBBLE GUM PRODUCTIONS INC., SCATT HOOVERCRAFT
Education:	FIU & FSU

This borrower member posted the following loan description, which has not been verified:

Hello, I'm seeking a loan to consolidate high intrest credit card debt. I have good credit (727 fico as of 4/30/09) Thanks

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,210.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404663	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404663. Member loan 404663 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Philo Smith Capital Corporation	Debt-to-income ratio:	17.78%
Length of employment:	2 years 5 months	Location:	STAMFORD, CT

Home town:
Current & past employers:	Philo Smith Capital Corporation
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I made the mistake of using a Discover card while I was poor and in college. I have not been able to get ahead of it since. I haven't charged anything since I graduated in 2006. I've been at the same job, making payments, which have barely decreased the balance. The interest rate keeps going up. I would like to pay it off today, be rid of it, and make reasonable payments to someone else. I hate this credit card.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,440.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404666	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404666. Member loan 404666 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	Internatioinal Sushi Academy	Debt-to-income ratio:	6.55%
Length of employment:	6 years 2 months	Location:	La Habra, CA

Home town:	Busan
Current & past employers:	Internatioinal Sushi Academy
Education:	Busan National University

This borrower member posted the following loan description, which has not been verified:

I own the Sushi Academy for 6 years now, and has been this Shshi industry for 21 years. I found the new business place that there are no sushi restaurant within 5 miles. It is such a perfect location + this new space used to be Chinese Restaurant so I do not spend a penny on the equipments. only thing i did to open a sushi restaurant here is to change the interior design and new paint. well I spent my 50K to do all my work and it is ready to open. I also reserve 20K for 3 month cash flow however, I need little bit more money for advertisement(It is little expensive than what i thought), and pay for the sign company. I promise the perfect on-time interest to all my investers. Thank you for reading my listing.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,983.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404683	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404683. Member loan 404683 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,875 / month
Current employer:	Macty's New York	Debt-to-income ratio:	6.76%
Length of employment:	24 years 10 months	Location:	FOREST HILLS, NY

Home town:	Flushing
Current & past employers:	Macty's New York, Macy's, New York
Education:	CUNY Queens College, B.A.

This borrower member posted the following loan description, which has not been verified:

Hello, I have gotten myself into credit card debt again! I have three senior cats with various health problems and the vet bills have been very high. I have also put my extensive needed dental work on my credit cards, not having enough in savings to pay for it outright. I want to pay off four credit cards with one easy to manage monthly payment, and have vowed to myself to pay this debt off, and to work hard to stay debt free in the future. I work in retail cosmetic sales for over 25 years and have a steady full time income. I will be able to make my monthly payment. I am a reliable, balance person who just got into debt and needs help getting out. I appreciate your offer to help. Having found this site through "The Lending Tree Loan site", I realize that I may have to pay a higher interest rate than other borrowers with a higher credit score. I'm prepared to pay a higher than normal rate, and will diligently work to pay off the entire loan, helping me to raise my credit score, and face a better financial and emotional future with your help. Thank you in advance, Karen

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	31
Revolving Credit Balance:	$7,589.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404709	$12,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404709. Member loan 404709 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,683 / month
Current employer:	Keyhole Road Assist	Debt-to-income ratio:	7.96%
Length of employment:	9 months	Location:	GARLAND, TX

Home town:	Trenton
Current & past employers:	Keyhole Road Assist, Allentown Caging, Hibbert Group, Pier 1 Imports, AMC Entertainment, Acme Markets
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

I always pay my debts on time and I want to get rid of my credit cards forever. My family owns the company I work for, so even though I've only been there a short time, I have a very stable job.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,656.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404712	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404712. Member loan 404712 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Your Deal Source, LLC	Debt-to-income ratio:	12.96%
Length of employment:	2 years 4 months	Location:	Hampden, MA

Home town:	Springfield
Current & past employers:	Your Deal Source, LLC
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

Thanks for looking and for your interest. I'm looking for a $25k loan for inventory and cash flow for my small business. We sell Toys and Electronics on Amazon.com and www.yourdealsource.com. We've been in business for two years, and last year revenues were $400k. We're hoping to break $800k this year but need more cash for inventory and general business expenses. If you have any questions, please feel free to email me. Thank you again!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,204.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404765	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404765. Member loan 404765 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	15.36%
Length of employment:	1 year 3 months	Location:	El Paso, TX

Home town:	El Paso
Current & past employers:	AT&T Inc., Time Warner Cable, Office Depot
Education:	The University of Texas at El Paso, American College of Computers & Information Sciences

This borrower member posted the following loan description, which has not been verified:

I am the owner of Lucky Dog Sports Gear a small internet based sports memorabilia retailer which has been in business since 2006. I began selling just NASCAR products but have expanded into NFL, NBA and MLB. I currently sell through Ebay and Amazon.com. Each year we have been in business we have had an increase in sales and have had a strong start to this year despite the slow down in retail purchasing but are expecting a strong holiday season. I am looking to use this loan to consolidate business debt at a lower interest rate and continue to expand my product line with the future plans of opening a physical location. I have borrowed funds in the past from another p2p lender and paid the loan off in full. I want to take advantage of this economic down time to get Lucky Dog Sports Gear in a strong financial position with adequate inventory for the holiday season. I want lenders to take a chance to fund Lucky Dog Sports Gear and make money from the interest.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	79
Revolving Credit Balance:	$11,078.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404823	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404823. Member loan 404823 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	Sentara Obici Hospital	Debt-to-income ratio:	21.85%
Length of employment:	8 years	Location:	Windsor, VA

Home town:	Norwalk
Current & past employers:	Sentara Obici Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to help my daughter finish with Nursing school so she can get on her feet the right way. I always pay my bills on time and most of the time I pay my bills off as soon as I get them. I am just a father that wants to be able to help my child in ways that I was unable to help her growing up. Thank you for your support.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,806.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404854	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404854. Member loan 404854 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	BSGPC	Debt-to-income ratio:	2.00%
Length of employment:	8 months	Location:	Vienna, VA

Home town:
Current & past employers:	BSGPC, E-Trade
Education:	George Mason

This borrower member posted the following loan description, which has not been verified:

I recently bought a place, would like to finance my furniture without opening a credit card to each and every stores.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,309.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404857	$8,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404857. Member loan 404857 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Navy Federal Credit Union	Debt-to-income ratio:	23.42%
Length of employment:	9 years 5 months	Location:	ASHBURN, VA

Home town:	Beale Air Force Base
Current & past employers:	Navy Federal Credit Union, Staples, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I currently have a loan that I am trying to payoff as it's payments per month are 360 for the next three years. I am trying to buy a house and paying off this loan is the only thing holding me back.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,964.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404859	$7,800	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404859. Member loan 404859 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,000 / month
Current employer:	Self	Debt-to-income ratio:	1.08%
Length of employment:	8 years 9 months	Location:	Benson, MN

Home town:	Benson
Current & past employers:	Self, Jimmys Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

We would like to add a nursery and do landscaping

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	39
Revolving Credit Balance:	$7,987.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404870	$3,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404870. Member loan 404870 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Liberty Pest Control	Debt-to-income ratio:	13.32%
Length of employment:	2 years 2 months	Location:	DUNLAP, CA

Home town:	Anchorage
Current & past employers:	Liberty Pest Control, Clark Pest Control, Krispy Creme
Education:

This borrower member posted the following loan description, which has not been verified:

Medical expenses not covered, deductable not met this year.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,099.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404922	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404922. Member loan 404922 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Field and Goldberg, LLC	Debt-to-income ratio:	12.48%
Length of employment:	3 years 4 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Field and Goldberg, LLC
Education:	International Academy of Design and Technology at Chicago (IADT)

This borrower member posted the following loan description, which has not been verified:

Motorcycle Loan

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,608.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404925	$22,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404925. Member loan 404925 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Self employed	Debt-to-income ratio:	4.70%
Length of employment:	5 years 6 months	Location:	McDonough, GA

Home town:	McDonough
Current & past employers:	Self employed
Education:	University of Armenia

This borrower member posted the following loan description, which has not been verified:

Once I purchase business, I will have over $250,000 secured line of credit, which will easily allow me to pay off this loan. I am a seasoned entrepreneur who has never been late on credit card payment or any of my mortgages.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$102,213.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404944	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404944. Member loan 404944 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Columbia County Sheriff's Office	Debt-to-income ratio:	14.93%
Length of employment:	1 year 4 months	Location:	Martinez, GA

Home town:	Rochester
Current & past employers:	Columbia County Sheriff's Office, Richmond County Sheriff's Office
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

My wife and I have a retaining wall that holds up our neighbor's driveway. The wall was constructed over 20 years ago and is made of cinder blocks and does not have a drainage system or a solid footer. Our neighbor's house is a rental property and we have tried to work with him to repair the wall. Unfortunately, he could care less about his property, since he does not live there, and is not willing to help out at all. My wife and I moved to Georgia 4 years ago from Rochester, NY. We bought our first house when we moved here. The house was a bank repo and we put countless hours into making it livable. It is now a beautiful 3 bedroom, 1 1/2 bath ranch. We have a nice size lot but we have been unable to do anything with it because of the wall. The wall is leaning and continues to get worse. We are deathly afraid that the wall is going to fall soon and cause more damage than we can afford. With the poor drainage, and the water running off from our neighbor's driveway, we cringe when we hear a storm is coming! On a personal note, I am a deputy sheriff and my wife is an accountant. We have a 10 year old son and we both are enrolled in college full time. We are very responsible people and we are working to obtain our degrees (I will have my BS in Psychology in June and my wife will have her BA in Accounting in November) to better ourselves. We are not looking for an easy way out. We are simply asking for someone to give us the opportunity to get this wall repaired so that we can move on. Please feel free to contact us if you have any questions or concerns and we will be more than happy to address them. We have pictures of the wall as well as estimates for the removal of the existing wall and construction of a new wall with proper drainage if anyone is interested. We thank you in advance and look forward to hearing from you.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,528.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404966

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404966	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404966. Member loan 404966 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Education Personnel Federal Credit Union	Debt-to-income ratio:	24.00%
Length of employment:	13 years 11 months	Location:	Danville, IL

Home town:	Covington
Current & past employers:	Education Personnel Federal Credit Union, Danville Elks Country Club
Education:

This borrower member posted the following loan description, which has not been verified:

Due to my husband's health in the last year I have relied on credit cards to carry us through. My husband is self employed so his income was less than usual during this time. He is much better and building his business back up. Also during the same time we were approached to sell our home/business to a major retailer. Prior to closing we moved home and business to a rental property. Closing was postponed 3 times then finally they backed out of the deal. We have since moved back after renting for several months. I have been with my present employer for 14 years and am in a recession proof position. I plan to retire from here in 10 to 15 years. It would be good to be able to consolidate and hopefully see more cash flow each month and not have to use credit. I have not used these credit cards in the last 4 month because I am trying to become debt free. Two of these cards have raised my interest rate recently. At this rate I will be paying them forever. I just want a chance to get out from under this debt. Our youngest son will be graduating from high school this month. He is planning on going to a local community college and working to pay his expenses which will help with our living expenses.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,540.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404968

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404968	$3,100	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404968. Member loan 404968 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Faris Industrial Services LLC	Debt-to-income ratio:	12.60%
Length of employment:	1 year 1 month	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	Faris Industrial Services LLC
Education:	Loyola University New Orleans, University of North Florida

This borrower member posted the following loan description, which has not been verified:

I am a successful small business owner with good credit. I own my own home, but am looking to move into a larger one since I just got remarried and have two small children. We cannot sell our current house, as it is now worth less than what we paid for it, so we have it rented out. I have not been able to get any financing for my personal needs or for my business from traditional sources SOLELY because I am self-employed and have been in business for less than 2 years. This has been told to me verbally and in writing from everyone I have tried to get funding from including the Small Business Administration lenders and my personal bank. They do not care that I have good credit and that my business is profitable and has over $350,000 in sales revenue for the first year. I have $160,000 cash I am putting down on a house, and I need $11,000 more for closing costs and moving expenses. Given enough time, I can save enough money to cover these costs, however, since this is a cash deal we will be closing on the house very quickly. I currently pay both my husband and myself a base salary from our business, so we hav the ability to repay this loan.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	28
Revolving Credit Balance:	$30,044.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404976	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404976. Member loan 404976 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	DuPont	Debt-to-income ratio:	15.72%
Length of employment:	1 year 7 months	Location:	Crofton, MD

Home town:	Crofton
Current & past employers:	DuPont
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

Hello! First off, I want it to be known that I am a prior borrower on Lending Club, and after 13 months of on-time auto-debit payments, I paid off my loan, in-full, early. This should prove that I will pay loans back as my credit is very important to me. I have saved up a lot of money and recently paid off all my credit cards (~$9,000). I was able to file a tax extension for 2008 taxes so that I have one more month to contribute to my Roth-IRA. I would like to get a loan from LC so that I may contribute to my IRA and have some spare money on hand to pay down other small bills. My credit and loyalty is very important to me, so I should not be considered an investment risk. I do not know if my credit report will show all the payoffs, as they were made at the end of March, but I will post screen shots of them if necessary. I appreciate your help!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404984	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404984. Member loan 404984 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Allstate	Debt-to-income ratio:	5.81%
Length of employment:	1 year 1 month	Location:	SPRING, TX

Home town:	HOuston
Current & past employers:	Allstate, The Travelers Companies Inc., Mothers Against Drunk Driving
Education:	The University of Texas at Austin, The John Marshall Law School

This borrower member posted the following loan description, which has not been verified:

I bought my 2005 Dodge Durango Limited from my Cousin. It is in perfect condition with leather seats, moon roof etc. Online it goes for anywhere between 14k-16K. I borrowed the initial payment from my parents and I need to refinance it to pay my parents back.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$90.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404987	$6,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404987. Member loan 404987 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Ackerman & Co.	Debt-to-income ratio:	12.39%
Length of employment:	4 years	Location:	Braselton, GA

Home town:	Chatearue
Current & past employers:	Ackerman & Co., United Corners
Education:

This borrower member posted the following loan description, which has not been verified:

I have experienced an unexplaned interest rate increase even though I am a platinum card holder. I would like to get a loan to close out this credit card account off and scale down to having just one credit card. My current car loan will be paid off in July of this year and my goal is to pay off and close other accounts by the end of this year and the beginning of next year. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,092.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405001	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405001. Member loan 405001 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Mann Enterprises	Debt-to-income ratio:	19.75%
Length of employment:	10 years 11 months	Location:	Meherrin, VA

Home town:	Richmond
Current & past employers:	Mann Enterprises, Northern Tool, Kelly Rentals
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

I purchased a rental property last year below market value. The owner financed it with a balloon payment of $15,000 due in July. The property is currently rented for $300 a month and the renter has never missed a payment. Market value of property $45,000. LTV of 30% I currently own 4 rental properties in the area. I planned to payoff the loan when I sold another property. Unfortunately that property has not sold yet and I am concerned about not having the funds. I have been self-employed for over 10 years make a decent income and always pay my bills on time. You will never regret your investment with me!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,454.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405012	$16,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405012. Member loan 405012 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$26,667 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	1.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	Bridgeton
Current & past employers:	Morgan Stanley
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I will have no problems affording this loan.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,442.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405031	$4,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405031. Member loan 405031 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	4G Wireless	Debt-to-income ratio:	14.55%
Length of employment:	2 months	Location:	las vegas, NV

Home town:	Tamuning
Current & past employers:	4G Wireless, Guamcell Communications, Guam Wireless Telephone Company
Education:	University of Guam

This borrower member posted the following loan description, which has not been verified:

Just moved and got a new job. Trying to pay off as much credit card debt as I can as well as bring down my current personal loan so I can save money and eventually be debt free. I want to pay off my credit cards and close them, pay down my personal loan or have it completely paid off with a lower loan amount. Want just one loan, one bill that I can afford.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,085.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405044	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405044. Member loan 405044 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	8.21%
Length of employment:	3 years	Location:	CONCORD, CA

Home town:	San Francisco
Current & past employers:	Kaiser Permanente, Tony la Russas animal rescue foundation, US marketing and promotions
Education:	Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

Purpose of my loan is to consolidate my debts into one payment. I want to clean up loose ends and get out of credit card debt. Having one account to pay will simplify my finances. I will pay more than the minimum amount and I have solid employment with Kaiser Permanente health care provider. Thank you!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	66
Revolving Credit Balance:	$19,696.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405046	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405046. Member loan 405046 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Corrpro	Debt-to-income ratio:	14.43%
Length of employment:	3 years	Location:	San Diego, CA

Home town:	Fort Hood
Current & past employers:	Corrpro
Education:	University of California, San Diego

This borrower member posted the following loan description, which has not been verified:

I have an American Express Platinum card that has nearly $5000 in flexible spending. The flexible spending account is charging me around 15% right now and I am sick of the high interest rate. It is a relatively new service for Amex and when it started you could pick which charges to use for the service. I travel a lot for work and somehow I managed to put an entire trip on it, but this allowed me to put a good down on an engagement ring for my fiance. Anyway I have had the debt entirely too long and really want to pay it off. The loan will be payed with web bill pay through Navy Federal Credit Union, so I won't even see it leave my account. I am an engineer that makes pretty good money and I am honest so feel assured about repayment.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,082.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405100	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405100. Member loan 405100 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	R.R. Donnelley & Sons	Debt-to-income ratio:	8.35%
Length of employment:	1 year	Location:	Danville, KY

Home town:	Danville
Current & past employers:	R.R. Donnelley & Sons, American Tokyo Rope (ATR)
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the remaining balance on two credit card balances and for home improvement. I have been married for 33 years with one son, who is currently serving the country in the Air Force. I worked for A.T.R. , a wire manufacturer for 27 years before they went out of business due to the economic downturn. I am currently employed with a publishing company for the past year. I am financially stable and responsible. Looking to payoff some credit card debt and add a sunroom to my home. I am coming to the lending club community to help me go into retirement debt free and build a nice sunroom to enjoy a cold glass of iced tea. I will answer all question from potential lenders at my earliest convience. I thank you for viewing my listing.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$17,737.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405105	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405105. Member loan 405105 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	2.26%
Length of employment:	n/a	Location:	STATEN ISLAND, NY

Home town:	brooklyn
Current & past employers:
Education:	CUNY John Jay College Criminal Justice

This borrower member posted the following loan description, which has not been verified:

College expenses for my son for next semester; books and all expenses

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,977.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405124	$4,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405124. Member loan 405124 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Charles Grayson Salon and SoCap	Debt-to-income ratio:	13.26%
Length of employment:	10 months	Location:	Rock Hill, SC

Home town:	Grove City
Current & past employers:	Charles Grayson Salon and SoCap, Ecotage Salon and Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, My credit score is good and my income is around 41000/year. I own a home, but my mortgage payment is 0 because my fiance takes care of all of the bills. My responsibilities are relatively low, so repaying this loan would be no problem at all. Thanks! Lindsay Schiller

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,596.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405167	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405167. Member loan 405167 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Hoboken Fire Dept	Debt-to-income ratio:	7.01%
Length of employment:	1 year 4 months	Location:	HOBOKEN, NJ

Home town:	Rahway
Current & past employers:	Hoboken Fire Dept, Home Depot
Education:	Monmouth University, Middlesex County College

This borrower member posted the following loan description, which has not been verified:

I intend to pay off my credit cards. I have a full time job as a fire fighter; and a part time job working at a big box home improvement store with an average of 30hrs a week. I've more than doubled monthly payments and also made an extra payment per month in the past. Its just that my payments were spread over three cards so it doesnt feel like I was redusing the debt as fast as i'd like. Considering this economy, I believe I have one of the few careers where the thought of getting laid off is close to nill and it also provideds substancial pay increases over the span of my career. In the past I received a loan of 5K and change that was paid off earlier than the 18 months while I only had one job.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$14,380.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405182	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405182. Member loan 405182 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Montclair State University	Debt-to-income ratio:	18.61%
Length of employment:	8 years 8 months	Location:	Pompton Lakes, NJ

Home town:
Current & past employers:	Montclair State University
Education:	Montclair State University

This borrower member posted the following loan description, which has not been verified:

Looking for an 8-10K loan for up to 60 months.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,123.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405274	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405274. Member loan 405274 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Morongo Unified School District	Debt-to-income ratio:	7.00%
Length of employment:	9 years 5 months	Location:	Yucca Valley, CA

Home town:	Nashua
Current & past employers:	Morongo Unified School District, Copper Mountian College
Education:	National University, Arizona State University

This borrower member posted the following loan description, which has not been verified:

To pay contractors engaged to remodel.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	77
Revolving Credit Balance:	$6,024.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405291	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405291. Member loan 405291 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RightWay Inc.	Debt-to-income ratio:	3.92%
Length of employment:	3 years 4 months	Location:	Oklahoma City, OK

Home town:	Chandler
Current & past employers:	RightWay Inc.
Education:	Oklahoma State University-Oklahoma City

This borrower member posted the following loan description, which has not been verified:

Hi my name is Shanna and I am requesting this loan to invest in a very profitable family business. The project I'm wanting the loan for is an Upscale Hair Salon which my family has owned for years. My Mom is trying to retire and I need the money to by her out. She is handing over the facility to take over payments. I am currently working for a very successful company and making good money. This is just something that will be a second income for me and my children. I want to be able to hand something down to them in the long run from there grandparents. Your money is secure with me since business is already be in place for years and the same managment that is currently there will stay there. I still plan on working with my current employers and keeping this secure income coming in. Thank you for taking the time out and looking over my request.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405365	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405365. Member loan 405365 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sycuan Casino	Debt-to-income ratio:	16.84%
Length of employment:	6 years 5 months	Location:	Alpine, CA

Home town:	San Diego
Current & past employers:	Sycuan Casino, US Air Force
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a credit card in a timely manner while saving on interest. I pay all my bills on time and would rather pay interest to people like me instead of a credit card company or a bank.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,983.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405403	$5,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405403. Member loan 405403 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,767 / month
Current employer:	Bermex Inc	Debt-to-income ratio:	1.75%
Length of employment:	n/a	Location:	Grove City, OH

Home town:	Dunedin
Current & past employers:	Bermex Inc, Medfleet Ambulance, Critical Intervention Services, United States Marine Corps
Education:	Pasco-Hernando Community College, Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

2007 Harley Davidson Superglide Custom

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,137.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 405428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405428	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405428. Member loan 405428 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,191 / month
Current employer:	Retired-on private disability&SS	Debt-to-income ratio:	13.36%
Length of employment:	n/a	Location:	Palm Springs, CA

Home town:	Cleveland
Current & past employers:	Retired-on private disability&SS, Associated Financial Group-Exec. V.P., FINRA (f/k/a NASD)
Education:	BS in Economics-John Carroll University, MBA - Pepperdine University

This borrower member posted the following loan description, which has not been verified:

Recently my primary credit card issuer raised my rate without any reason to do so. I am looking for a lower rate. Also, I would like to consolidate small balances into this loan. I am a good candidate due to: --I own my house free and clear --I own another small home that I use for my office and for guests visiting, free and clear --I have a steady income of $7,191 per month --I have over $420,000 in a rollover IRA

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1979	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,043.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405434

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405434	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405434. Member loan 405434 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	Graustark Laundry	Debt-to-income ratio:	1.10%
Length of employment:	4 years	Location:	Houston, TX

Home town:	San Antonio
Current & past employers:	Graustark Laundry
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

Hello everyone. My name is Al and I am a commercial laundry owner and pastry chef. Currently I am expanding my other interests in another field I love to do: baking. I had spent six years in culinary school and obtained my Associates Degree in Baking and Pastry and a Associates Degree in Culinary arts. I have invested a majority of my money with my other business partners in a catering business that needs a little more to get things going. The qualifications of my other business partners are one who is a catering coordinator (eight years experience) and the other who is an executive chef (various Houston and Conroe country clubs). A few unexpected expenses became an issue and now we are temporarily at an impasse. We have a ton of bookings pending so we are at a Catch 22 situation; we need our kitchen to be operational but we can't prepare any food until it's done. The executive chef is a very personable and well-known chef in the north Houston/Conroe area with excellent references. Currently we are renting a kitchen since we landed deals as the preferred vendor for various venues and a sports club. The build out of our kitchen had a few unexpected but expensive setbacks so that is where we are now. I've exhausted all of my sources as well as my partners. With all of the various bookings we have lined up, I anticipate the payback of the loan to be 36 months if not sooner. Because of my accounting degree and background, I take my fiduciary duties in a responsible manner. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,539.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405492	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405492. Member loan 405492 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	us postal service	Debt-to-income ratio:	20.50%
Length of employment:	18 years 5 months	Location:	NORFOLK, VA

Home town:	brooklyn
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I'm applying for this loan in order to pay off some debts.This would be the first step at rebuilding my credit.My plan also calls for the refinancing of my car loan,and obtaining a part time job to put towards my mortgage.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	40
Revolving Credit Balance:	$18,454.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405548	$15,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405548. Member loan 405548 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	CashCall Inc.	Debt-to-income ratio:	18.67%
Length of employment:	4 years 5 months	Location:	IRVINE, CA

Home town:	San Diego
Current & past employers:	CashCall Inc., HSBC, Household International, Glendale Federal Bank
Education:	Grossmont College, Southwestern College

This borrower member posted the following loan description, which has not been verified:

I have a stable job in the financial services industry as a Vice President of Loan Servicing. I have been in this industry for 25 years with each subsequent position having more responsibility. Being in this industry I truely understand the importance of paying your debts off and on time. As you can see from my credit report all bills have been paid on time. I would like to obtain a loan to consolidate my credit cards and get them paid of in a shorter time frame.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,757.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405562	$3,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405562. Member loan 405562 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	State of California	Debt-to-income ratio:	21.95%
Length of employment:	11 years 6 months	Location:	Paso Robles, CA

Home town:	Paso Robles
Current & past employers:	State of California
Education:	Cuesta Community College

This borrower member posted the following loan description, which has not been verified:

My son has a part time job and would be able to help out with a small monthly payment. I want him to attend Community College full time when he graduates from High School so we are hoping for a reasonable payment.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	55
Revolving Credit Balance:	$5,677.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405571	$6,450	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405571. Member loan 405571 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	FlightSafety International - Berkshire Hathaway	Debt-to-income ratio:	20.48%
Length of employment:	1 year	Location:	Savannah, GA

Home town:	Amherst
Current & past employers:	FlightSafety International - Berkshire Hathaway
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

Hello, and thanks for taking a moment to consider my loan request. I'm a young, ambitious female professional and a graduate of the University of Michigan. Like many other people my age (and of all ages, for that matter), many of my life goals are held in check by the need for financing. I'm applying to business school at the University of Florida, but with the credit market tightening up, I know I'll need to expand my student loan options beyond the usual lenders. I have a full-time job with a very stable company, so I know I will have no problem fulfilling the monthly payment commitments. I hope you'll agree that I'm a very low risk and will make very productive use of your investment capital.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,065.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405585	$1,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405585. Member loan 405585 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Frito Lay	Debt-to-income ratio:	4.46%
Length of employment:	2 years	Location:	chula vista, CA

Home town:	San Diego
Current & past employers:	Frito Lay
Education:	Southwestern College

This borrower member posted the following loan description, which has not been verified:

hey guys. my car is currently having problems. i requested 3,000 but only approved for 1,600.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,524.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405602	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405602. Member loan 405602 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,667 / month
Current employer:	BOOZ ALLEN HAMILTON	Debt-to-income ratio:	4.29%
Length of employment:	3 months	Location:	FAIRFAX, VA

Home town:	Charlotte
Current & past employers:	BOOZ ALLEN HAMILTON
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I recently got a great paying job with a Fortune 500 company and I'm trying to get a better rate on the credit card I opened in college. After raising my rate and being completely unwilling to negotiate, I decided to try Lending Club.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,601.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405608	$9,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405608. Member loan 405608 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Air Systems, Inc.	Debt-to-income ratio:	13.85%
Length of employment:	2 years 1 month	Location:	San Jose, CA

Home town:	Mountain View
Current & past employers:	Air Systems, Inc., Nissan, Sharper Image
Education:	West Valley College

This borrower member posted the following loan description, which has not been verified:

Old bike was stolen. Going to be paid off next week. Found a new bike that I would like to purchase. It is a 2008 Yamaha R1.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,468.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405651	$17,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405651. Member loan 405651 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Spectrum Health	Debt-to-income ratio:	19.44%
Length of employment:	10 months	Location:	Grand Rapids, MI

Home town:	Livonia
Current & past employers:	Spectrum Health, Staples, OfficeMax
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

Good credit and good payment history.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,583.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405699	$10,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405699. Member loan 405699 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Napa Women's Medical Group	Debt-to-income ratio:	7.45%
Length of employment:	9 months	Location:	Napa, CA

Home town:	Brooklyn
Current & past employers:	Napa Women's Medical Group
Education:	NY College of Osteopathic Medicine, Boston University, St Francis College, NY

This borrower member posted the following loan description, which has not been verified:

I am a physician who worked in NY for over 12 years. I was living separately from my husband for years because we both had children from previous marriages. My plan was to move to California to be with my husband when my children got older, and I did that this past year. However, there is something called a "tail" for coverage on my malpractice insurance that I would have to pay when moving out of state, in case a lawsuit was filed AFTER I moved, regarding a case that occurred prior to moving. This tail was $90,000. I thought I would be able to get a loan to pay the tail, but no one will lend me money because, now that I have moved, I have not been at my new address or new job long enough to qualify for a loan. I have a new job, as an employed physician, and I still own my home in NY, which has about a $100,000.00 mortgage on it but it is worth (recently appraised) $365.000. Again, no one will give me an equity loan, or a re-fi because i am not LIVING in that house now. So what did I have to do? Borrow some money from family, and put the rest on credit cards, at very high rates. And NOW, no one will gie me a loan because I have "too much revolving debt" on my credit cards. So I am truly stuck......

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	2
Revolving Credit Balance:	$16,652.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405703	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405703. Member loan 405703 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,942 / month
Current employer:	Wells Fargo Bank N.A.	Debt-to-income ratio:	9.59%
Length of employment:	1 year 4 months	Location:	Amarillo, TX

Home town:	Lubbock
Current & past employers:	Wells Fargo Bank N.A.
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am looking for a small $2,500 loan to refinance a credit card. The current rate is outrageous. I am a Financial Analyst working for Wells Fargo. I recently graduated from college and am almost debt free from credit cards. My gross income is $4,940/month. I have a rent payment of $600, a car payment of $370, and a small student loan payment of $55/month. Rest is used to pay down the credit cards. (Which I am on my last $2,500)

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	16
Revolving Credit Balance:	$3,221.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405708	$18,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405708. Member loan 405708 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,983 / month
Current employer:	Lennar Corp.	Debt-to-income ratio:	7.34%
Length of employment:	2 years 6 months	Location:	Columbus, NJ

Home town:	Akron
Current & past employers:	Lennar Corp.
Education:	Princeton University

This borrower member posted the following loan description, which has not been verified:

I would like to take out a $18,000.00 loan broken down as following: $12,000.00 for school tuition payment for my kids education and a $6,000.00 home improvement. I have a soild source of income, making a base salary of $147,000, plus bonus. My credit scores as of May 15th averaged 699 with a high of 718 and low of 683. I like using Lending Club for my credit source due to their competive rates and convenience. My credit report will indicate solid, on time payment history. I will provide any additional information as requested. This is a very safe and smart investment for any of you. I thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,526.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405724	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405724. Member loan 405724 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,350 / month
Current employer:	Buck Consultants	Debt-to-income ratio:	18.45%
Length of employment:	2 years	Location:	Colma, CA

Home town:	San Diego
Current & past employers:	Buck Consultants
Education:	University of California-Berkeley (Cal UC Berkeley), San Francisco State University

This borrower member posted the following loan description, which has not been verified:

Trying to get a better interest rate than my current credit card interest rate. I used my credit card a lot during college, for necessary purchases, and am now financially stable enough to pay off what I owe.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,855.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405727	$15,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405727. Member loan 405727 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mesquite ISD	Debt-to-income ratio:	4.06%
Length of employment:	7 years	Location:	DALLAS, TX

Home town:	Plattsburg
Current & past employers:	Mesquite ISD
Education:	Southern Methodist University, Amberton University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards whose interest rates are high due to spending by a second party. I would like to consolidate these and pay the debt off early. I am a teacher with a solid income and no dependents. I rent, and have a second income during the summers.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,594.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405737	$3,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405737. Member loan 405737 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Petco	Debt-to-income ratio:	9.68%
Length of employment:	3 years	Location:	SPRINGFIELD, VA

Home town:	Arlington
Current & past employers:	Petco
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

This 12,151 dollars is the remaining sum on a vehicle where I have put $4000 down already. + fees

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1979	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,033.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 405759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405759	$4,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405759. Member loan 405759 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Riverside School District	Debt-to-income ratio:	18.28%
Length of employment:	6 months	Location:	Scranton, PA

Home town:	East Smithfield
Current & past employers:	Riverside School District, Macy's Inc.
Education:	Marywood University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for my summer classes at the college i attend and be purchasing a notebook computer so i can be up to date with writing and getting my work done.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$842.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405763	$3,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405763. Member loan 405763 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Metro Builders Supply	Debt-to-income ratio:	10.37%
Length of employment:	10 months	Location:	Broken Arrow, OK

Home town:	Landstuhl
Current & past employers:	Metro Builders Supply, Barnes & Noble
Education:	College of the Desert, Crafton Hills College

This borrower member posted the following loan description, which has not been verified:

This loan will assist my husband and I to start our small business to supplement our monthly incomes.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405774	$10,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405774. Member loan 405774 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Port of Los Angeles	Debt-to-income ratio:	21.84%
Length of employment:	1 year 4 months	Location:	Huntington Beach, CA

Home town:	Madera
Current & past employers:	Port of Los Angeles
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I am currently paying high interest rates on 2 different credit cards. Both these credit cards are 18% and 19.5%. I am a recently college graduate and have my Bachelors of Science degree in Civil Engineering. I am currently working for the Port of Los Angeles. I have no problem making the payments on my credit cards, I am just wanting to consolidate my debt and pay less in interest. My goal is to be able to pay this loan off within a year.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,773.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405781	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405781. Member loan 405781 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Center for Autism and Related Disorders	Debt-to-income ratio:	19.74%
Length of employment:	4 years 3 months	Location:	Carlsbad, CA

Home town:	Rescue
Current & past employers:	Center for Autism and Related Disorders, Vector Marketing, Hewlett-Packard
Education:	University of California-Los Angeles (UCLA), Maric College - San Diego

This borrower member posted the following loan description, which has not been verified:

When you get your first credit card, everyone always warns you to be careful that things don't spiral out of control. That was a lesson I had to learn the hard way, apparently! I've always made my payments on time and never defaulted on any of my accounts. I'm now 26, married, both my husband and I have steady jobs in stable industries, and we're looking forward to someday starting a family. I'm chipping away at past accrued debt, and no longer using the cards I have. However, even with all that, with the way credit card companies are increasing their interest rates, it feels like I'll never got ahead of my debt enough to do so! I'm looking for a loan to consolidate my credit card debt at a lower interest rate so that I can get ahead of my payments and start to see a light at the end of the tunnel.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,134.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405789	$18,250	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405789. Member loan 405789 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Contra Costa County Office of Education	Debt-to-income ratio:	14.27%
Length of employment:	14 years 9 months	Location:	Walnut Creek, CA

Home town:	NYC
Current & past employers:	Contra Costa County Office of Education
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

I'm hard working, been a speech pathologist for 29 years working with disabled children. My husband has been on SS disability for 5 years. Younger son in college, I took on a Saturday job but unfortunately, too much credit card debit- at 20+%! Due to tight credit, unable to refinance house (but we are NOT underwater!).Luckily, my job is secure. I feel like I can't catch up with these interest rates!

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	6
Revolving Credit Balance:	$127,393.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405809	$4,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405809. Member loan 405809 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Fernanda MArtinez	Debt-to-income ratio:	4.32%
Length of employment:	2 years 6 months	Location:	Brooklyn, NY

Home town:	Williamsburg
Current & past employers:	Fernanda MArtinez
Education:	CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

Hi My name is Jacklyn. I have recently spent a lot of money on different credit cards and together it all equals up to $4,500. I really just want to pay it all off and cut up these cards. I also just want to pay it off in just one than have 5 different places. I would be able to pay this off in 24 months. Please someone help me. My email is JSerrano716@yahoo.com

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,187.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 400046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400046	$3,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400046. Member loan 400046 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Server Admin Inc	Debt-to-income ratio:	10.10%
Length of employment:	8 years 5 months	Location:	Lake Worth, FL

Home town:	Chicago
Current & past employers:	Server Admin Inc, Webcast 1, Inc, Fusive, Inc, BFW Advertising, Inc
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to refinance a credit card with a small balance currently at a 23% APR. My financial situation: I am a good candidate for this loan because I have the means to pay down the current balance as-is, but I hate the high interest rates.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	58
Revolving Credit Balance:	$78,031.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402415	$21,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402415. Member loan 402415 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	K-TEK CORP	Debt-to-income ratio:	7.69%
Length of employment:	1 year 6 months	Location:	Baton Rouge, LA

Home town:	Dickinson
Current & past employers:	K-TEK CORP, High Power Consulting, SCP Pool, Staples
Education:	Minot State University

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate credit card debt through Chase Visa, and Discover Card as well as fund the remainder of my wedding into one payment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,724.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403292	$1,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403292. Member loan 403292 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	17.26%
Length of employment:	n/a	Location:	Roseburg, OR

Home town:	Indianapolis
Current & past employers:	Umpqua HOMES FOR THE hANDICAPPED
Education:	Seattle Central Comm College

This borrower member posted the following loan description, which has not been verified:

Need to refresh myself to better serve others.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,694.00	Public Records On File:	1
Revolving Line Utilization:	72.80%	Months Since Last Record:	74
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404848	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404848. Member loan 404848 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	LACEY MFG	Debt-to-income ratio:	15.82%
Length of employment:	8 years 6 months	Location:	BRIDGEPORT, CT

Home town:	Bridgeport
Current & past employers:	LACEY MFG, clairal
Education:

This borrower member posted the following loan description, which has not been verified:

I HAVE TO PAY FOR SCHOOL

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,643.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405486	$9,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405486. Member loan 405486 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	OU Medical Center	Debt-to-income ratio:	23.52%
Length of employment:	3 years	Location:	NORMAN, OK

Home town:	Tulsa
Current & past employers:	OU Medical Center
Education:	University of Oklahoma Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

Hi, the personal loan will be used to help with income while I am on pregnancy leave. I am scheduled to return to work in July 09. I have excellent credit and always pay my debts on time. Also, my husband just finished college and will be employed in the education system by August 09.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,405.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405577	$14,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405577. Member loan 405577 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Houston Chronicle	Debt-to-income ratio:	18.66%
Length of employment:	9 years 6 months	Location:	Houston, TX

Home town:	Alexandria
Current & past employers:	Houston Chronicle
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking a personal loan to consolidate my debt. I would like to become debt free by the next 3 years or sooner! I am responsible with my payments and I have never been late. I looked into a conventional loan but most banks are not lending these types of loans these days. I also have cosigner for any extra security if this loan is accepted.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,168.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405704	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405704. Member loan 405704 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Accenture	Debt-to-income ratio:	23.89%
Length of employment:	1 year	Location:	Atlanta, GA

Home town:	Boston
Current & past employers:	Accenture, General Electric
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

The loan will be used to start a company that will purchase investment properties at discounted prices (due to the current nature of the real estate market), and make the necessary repairs in order to rent the property. The purchased property will be within the city limits of Atlanta, GA. The company is made up of 2 individuals residing in the Atlanta, GA area. Adam is a full time systems consultant with Accenture. He has a BS in Mechanical Engineering from Virginia Tech. He is also a REALTOR and holds real estate licenses in the states of Virginia and Georgia. Jase is also a full time systems consultant with Accenture. He has a BS in Management Information Systems from the University of Alabama.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405817	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405817. Member loan 405817 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	j custom cabinets	Debt-to-income ratio:	3.99%
Length of employment:	25 years	Location:	GREELEY, CO

Home town:	San Jose
Current & past employers:	j custom cabinets
Education:

This borrower member posted the following loan description, which has not been verified:

This money will go torwards T&B bar and grill 11951 East Iliff Ave. Aurora, CO 80014. Happy Hour: 3pm - 7pm $2 off Appetizers $2 Domestic Draft Mugs $2.75 Bottle Domestic $3 Wells $3.50 House Wine $2 Off Martini Monday Shot Special $3.00 Mexican Apple Tuesday Shot Special $3.00 Washington Apple Wednesday Shot Special $3.00 Jager Thursday Shot Special $3.50 The Special Sauce Friday Shot Special $3.00 Kamikaze Saturday Shot Special $3.00 Purple Hooter Sunday Special $3.00 House Bloody Mary

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1971	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,195.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405840	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405840. Member loan 405840 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	92nd St Y	Debt-to-income ratio:	3.77%
Length of employment:	2 years 9 months	Location:	Astoria, NY

Home town:	Asoria
Current & past employers:	92nd St Y, Beth Israel Medical Center
Education:	CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

hello, I'm requesting this loan today to start a new life with my 2 sons (ages 5 & 10). I'm leaving my husband to embark on a journey to independance. where I can raise my children with high values and morals while providing the comfortablility they're acustom to. Unfortunately I don't have enough money saved to rent and furnish an apartment. this loan will be my starting point in showing my sons that anything is possible. I'm very responsible and committed to everything I set my mind to. I have a stable job, good credit, and an exciting future ahead of me. thank you for your time and consideration. Tatiana

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,946.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405843

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405843	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405843. Member loan 405843 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Detroit Medical Center	Debt-to-income ratio:	14.10%
Length of employment:	6 years 3 months	Location:	Detroit, MI

Home town:
Current & past employers:	Detroit Medical Center, Select Medical
Education:	Spring Arbor University, Wayne County Community College District

This borrower member posted the following loan description, which has not been verified:

I am currently trying to pay off a $15000 loan at Chase Bank with a interest rate of 18%. I am also trying to pay off a timeshare with a balance of $5000 to cut the interest rate. I have tried various avenues to no avail.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,998.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405854	$15,250	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405854. Member loan 405854 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,417 / month
Current employer:	wayu planet	Debt-to-income ratio:	13.94%
Length of employment:	1 year 11 months	Location:	melbourne, FL

Home town:	maracaibo
Current & past employers:	wayu planet
Education:	Brevard Community College

This borrower member posted the following loan description, which has not been verified:

i have recently acquired a Mobil gas station, but i am needing 20,000 for the gas deposit in order for me to start operating the store. The store is open and running under the name of the previous owner.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$132.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405857	$5,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405857. Member loan 405857 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Town of Wareham	Debt-to-income ratio:	9.48%
Length of employment:	3 years 2 months	Location:	East Wareham, MA

Home town:	New Haven
Current & past employers:	Town of Wareham
Education:	Stonehill College

This borrower member posted the following loan description, which has not been verified:

I am looking to finance the payment for a motorcycle. I am a responsible borrower and have held a fulltime jobs for three years since graduating college. I have almost unlimited amount of potential for overtime and extra income so I can always earn more money to help pay bills.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,096.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405885	$4,750	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405885. Member loan 405885 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,333 / month
Current employer:	Andrew Solomon	Debt-to-income ratio:	19.23%
Length of employment:	1 month	Location:	brooklyn, NY

Home town:	Santa Monica
Current & past employers:	Andrew Solomon, Droga5, Pentagram, Double Feature Films
Education:	School of Visual Arts, Gallaudet University, Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I was unemployed for approximately 7 months after graduation, during this time I worked some odd jobs but I depended on my credit card to feed myself. Now I just landed a stable, good paying job. I want to clean up my finances, but unfortunately my bank jacked up the interest rate on my card to 18.99% APR. I have no problem meeting the minimum payments (and then some) but don't want to pay for my balance until I'm a wizened old man. Also I want to get rid of this debt asap, so I can start building a nest egg for myself.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,744.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405894	$3,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405894. Member loan 405894 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	FM Global	Debt-to-income ratio:	11.00%
Length of employment:	6 years 2 months	Location:	Bay Point, CA

Home town:	Okinawa
Current & past employers:	FM Global
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan because I would like to consolidate my debt. Currently I have 2 credit cards and a small loan that I would like to consolidate into one payment. I believe this would help me stay better on top of my situation, as well as help me with a possible lower interest rate. ~thank you for your time~

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,371.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405907	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405907. Member loan 405907 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Dave & Buster's	Debt-to-income ratio:	16.23%
Length of employment:	2 years 7 months	Location:	Conroe, TX

Home town:	Bryan
Current & past employers:	Dave & Buster's, American Eagle Outfitters
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

I will participating in an unpaid internship in New York City this summer to further my education at the University of North Texas. I just found out about this amazing opportunity a week ago and it is past the deadline for a student loan from the school.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,146.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405930	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405930. Member loan 405930 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	OPTIMIZED CASH FLOW	Debt-to-income ratio:	0.36%
Length of employment:	3 years 6 months	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	OPTIMIZED CASH FLOW
Education:

This borrower member posted the following loan description, which has not been verified:

OCF Green Ventures, Inc. is a recently registered Nevada corporation that will sell integrated Solar Energy / Shade Structures incorporated with 3rd generation solar photovoltaic organic cells and materials, offering not only superior ultra violet sun blocking as well as protection from wind and rain, but also the most technologically advanced, economical, and innovative green energy solution, by generating clean, green energy from the sun above, while protecting everything below; these are fully-functional, aesthetically pleasing, large and small and highly efficient green-friendly tension-membrane or fabric shade structures with uses ranging from umbrellas, awnings, and canopies at private residences to parking lot shade structures, shaded areas at sports stadiums, amphitheaters, shopping malls, car washes, car dealerships, hotels/resorts/casinos, restaurants, golf courses, public walkways, marinas, and any place where the comfort and safety of shade and green energy generation are desired. For detailed information / business plan please visit: http://www.optimized-cashflow.com/skypowerbp.pdf

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,222.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 405940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405940	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405940. Member loan 405940 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	9.82%
Length of employment:	3 years 9 months	Location:	BALTIMORE, MD

Home town:	Philadelphia
Current & past employers:	Northrop Grumman, Restoration Hardware, London Fog
Education:

This borrower member posted the following loan description, which has not been verified:

I am going to use this money to pay off the negative equity in my 1st car (which requires some major engine work) so I don't have to keep (2) cars on my insurance. I plan on either donating the car for a tax writeoff or selling it to a dealer like Carmax and using whatever I get for it to pay down the principal.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,554.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405955

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405955	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405955. Member loan 405955 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	22.32%
Length of employment:	n/a	Location:	BETHLEHEM, PA

Home town:
Current & past employers:	US POSTAL SERVICE
Education:	HIGH SCHOOL

This borrower member posted the following loan description, which has not been verified:

PERSON WITH PROPERTY NEEDS LOAN TO CONSOLIDATE AND WORKING CAPITAL ,2 UNITS READY FOR RENTAL SOON WITHIN TWO WEEKS.I AM RETIRED FROM POST OFFICE WITH PENSION AND RENTAL PROPERTY IN BETHLEHEM PA.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	14
Revolving Credit Balance:	$12,121.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 405960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405960	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405960. Member loan 405960 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Artisan Music Studios	Debt-to-income ratio:	0.41%
Length of employment:	9 years 6 months	Location:	Woburn, MA

Home town:	Toronto
Current & past employers:	Artisan Music Studios
Education:	The New England Conservatory of Music (Master of Music), Humber College, Toronto CA (B.A Music)

This borrower member posted the following loan description, which has not been verified:

I am the Executive Director of an early childhood music education company. We are committed to providing quality music instruction and supplies for students of all ages and levels. Our staff is comprised of highly-trained musicians who have been carefully selected based on their love for working with children and passion for music education. We currently offer music programs at 34 locations within the greater Boston area. These include schools in the Public School system, as well as a number of private schools and community centers in the area. We have been in operation for almost 10 years. I am applying for this loan to extend the business. We are well advanced in the process of renovating and opening a music immersion childcare center with a strong emphasis on the arts. We will offer a uniquely balanced curriculum that is both academically stimulating and fun, as children associate learning with specialized early childhood music instruction. The center will serve 82 children in six classrooms, infant through preschool age, and will offer full day care year round. This loan will help cover the cost of furnishing the center. The center is being renovated as a "green" facility and programming will incorporate environmental awareness through various activities, such as our summer gardening program. The center is conveniently located on 2 acres of beautifully maintained grounds where children will enjoy a variety of outdoor activities. I really believe that the Arts are truly essential to a child's overall education, and decry the current decline of the Arts in today's educational system. Not only is this a solid investment, but you are also contributing to a good cause. I am a hardworking individual, and I believe in honesty and integrity in my business. I will honor your investment in this business.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,533.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405963	$5,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405963. Member loan 405963 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,306 / month
Current employer:	Instrumentation Laboratory	Debt-to-income ratio:	14.35%
Length of employment:	2 years 6 months	Location:	Lynn, MA

Home town:
Current & past employers:	Instrumentation Laboratory, United Airlines
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I have a credit card for which I added my mother as an authorized user. She put my credit card over the limit which caused my rate to increase to 29.99 percent. Note that I have always paid to bring it back down below the credit limit and have never been late paying this card. I have since taken the credit card away from her and plan on closing the account. For the last three years I have not had a single late payment on any of my credit cards / home loan / student loans / etc. The only blemish on my credit report is a car loan I co-signed for a friend. When he stopped paying, I paid off the loan so that it would not destroy my credit and took ownership of the car. That loan has since been paid off and the car sold. I work full time and I own a two-family home which I rent as two individual units. The purpose of this loan is to send a nice F-You to my credit card company because they would not lower my rate even though I have had a good payment history with them.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,659.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405994	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405994. Member loan 405994 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	TCO Satellite, Inc.	Debt-to-income ratio:	20.20%
Length of employment:	1 year 10 months	Location:	Hacienda Heights, CA

Home town:	Diamond Bar
Current & past employers:	TCO Satellite, Inc., Pacific Omni International, Inc.
Education:	Mt. San Antonio College

This borrower member posted the following loan description, which has not been verified:

I have a bank of america credit card and it has very high interest rate, Because i used cash advance for many times. I believe the loan interest rate will be much lower than my credit card interest rate.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,274.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406019	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406019. Member loan 406019 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	wegmans	Debt-to-income ratio:	10.51%
Length of employment:	6 years 2 months	Location:	SYRACUSE, NY

Home town:	syacuse
Current & past employers:	wegmans
Education:

This borrower member posted the following loan description, which has not been verified:

Get a reliable vehicle

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1975	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	46	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,551.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406023	$21,250	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406023. Member loan 406023 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,792 / month
Current employer:	Accenture	Debt-to-income ratio:	5.18%
Length of employment:	1 year	Location:	Decatur, GA

Home town:	Jasper
Current & past employers:	Accenture
Education:	University of Alabama

This borrower member posted the following loan description, which has not been verified:

Small Investment Property Purchase

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,623.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406026	$3,300	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406026. Member loan 406026 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,643 / month
Current employer:	SRA International, Inc.	Debt-to-income ratio:	23.17%
Length of employment:	2 years 5 months	Location:	Alexandria, VA

Home town:	New York
Current & past employers:	SRA International, Inc., Science Applications International
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

I have been a loyal Discover Card member for many years now. Recently, they cut my credit limit in half so that my new credit limit is $200 shy of what I owe on the card. I have just been approved for a mortgage and don't want this to negatively affect my credit report because I'm now using almost 100% of my credit limit on my Discover Card. I have never been late with my payments since joining Discover Card, I have good credit and have pretty much, been an exemplary customer. This just really ticks me off. I'd like to pay off the balance of the card and not give them any more of my money.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,890.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 406030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406030	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406030. Member loan 406030 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Retired	Debt-to-income ratio:	23.64%
Length of employment:	n/a	Location:	Ocala, FL

Home town:	Moorestown
Current & past employers:	Retired, Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

I HAVE 10000 IN CREDIT CARD ALWAYS PAY ALL MY BILLS ON TIME AND NOW THEY HAVE RAISED MY RATES TO OVER 18%. I WOULD RATHER PAY THEM OFF AND HELP PEOPLE MAKE SOME MONEY INSTEAD OF THE BANKS THE REST OF THE MONEY WILL BE USED TO TURN A OLD OFFICE INTO A IN- LAW APT FOR ME TO LIVE WITH MY GRANDDAUGHTER. I AM MOVING IN WITH THEM AND SELLING MY HOUSE IN MD. THANKS

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,277.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406033	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406033. Member loan 406033 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Octapharma	Debt-to-income ratio:	13.23%
Length of employment:	1 month	Location:	Bridgewater, NJ

Home town:	Englewood Cliffs
Current & past employers:	Octapharma
Education:	Bloomsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I need the loan to purchase a vehicle due to needing to travel to my office daily.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,965.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406034	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406034. Member loan 406034 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	the keva dine agency, inc.	Debt-to-income ratio:	18.77%
Length of employment:	8 years 8 months	Location:	vista, CA

Home town:	San Diego
Current & past employers:	the keva dine agency, inc., Lambesis Agency, iFuse.com, Ranstad Staffing, Tum Yeto, inc., Teen Magazine, Seventeen Magazine, Haper Collins Publishing, YM Magazine, Moxie Girl, Wet Seal, inc., Keva Marie
Education:	Whittier College, Miracosta College, Mesa Community College

This borrower member posted the following loan description, which has not been verified:

HI LC great biz model heard good things Now hope you can help me... I would like to pay down my CC with the higher interest (if the % make sense) and have some cash tangible in case I need to help my parents financially. My mom struggles horribly with Tinitus and cant work and my dad is in commerical real estate --- and we all know what that industry looks like right now. So, if they need my help, I want to be able to say yes. Plus, I would rather pay you than AMEX in a heartbeat. Their biz practices, well the whole CC industry for that matter, has made it less and less desirable for people to do business with them. Too bad too, have had long standing good accounts with AMEX since 97 but like I said, depending on the % you can grant me, 'Id rather pay you the $400/month for instance than them any day. Their loss (hopefully) Plus oh how nice it will be to pay that many less bills. Please make my bill paying faster and easier. I have a solid credit score, which has been consistently high for a long time. I also have long credit history that's always been good standing and never in bad. I pay on time, always have, always will. I would never be late and always work hard for a living and take my commitments very seriously. I play fair and work hard and am an ethical person and mommy of two little boys. I own my home (2008) as well as an investment property (since 97) Ive been working steadily since age 19 and my husband also has a great credit score, pays on time, has great credit history and works works work (since age 16 great employment history) Call me if you have any questions. best kdine 760 807 5684

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$99,864.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406057	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406057. Member loan 406057 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,650 / month
Current employer:	CJ Plaza	Debt-to-income ratio:	0.00%
Length of employment:	8 years	Location:	Artesia, CA

Home town:	Tokyo
Current & past employers:	CJ Plaza
Education:	Incheon National University

This borrower member posted the following loan description, which has not been verified:

I sold restaurant and the escrow will be closed in two weeks. I sold my business for $160,000 and I have to pay off $70,000 business loan under my name. then, I will have around $100,000 in hand after. I saw two new business locations and it worth around $100,000~120,000. The reason that I get a loan is because I need extra money to purchase new business. As you see my credit report, I do not have any credit card debt or home mortage. I pay the payments on time, pay off, and honestly speaking, I do not like paying stuff with my credit card. I hope that I explain well on this listing. Thank you for reviewing my note. Have a good one everyone!

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406065

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406065	$14,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406065. Member loan 406065 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	dune inc	Debt-to-income ratio:	7.68%
Length of employment:	3 years 1 month	Location:	brooklyn, NY

Home town:	Port of Spain
Current & past employers:	dune inc, incon inc
Education:	City College

This borrower member posted the following loan description, which has not been verified:

This is a loan request for capital required to pay for rent and deposit for a small commercial wharehouse.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406068	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406068. Member loan 406068 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$886 / month
Current employer:	ResNet Services	Debt-to-income ratio:	13.54%
Length of employment:	3 years 8 months	Location:	Eugene, OR

Home town:	Roseburg
Current & past employers:	ResNet Services, Sherms Thunderbird, Douglas County Museum of History and Natural History
Education:	University of Oregon, Umpqua Community College, Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

I graduated from the University of Oregon with a BA in Computer Information Science, minor in Japanese. This year, I will begin graduate studies at Kent State University's Journalism department, where I was also offered an assistantship. I have never missed a payment on my credit cards, phone bill, utilities, or other debts. As I'm still in school, I do have some student loans, but they currently amount to only around $7,000 in four years. If you choose to borrow from me, I promise to make timely payments and be a good return for your investment. Thank you for reading this, and I hope you can help me get a car and move to Ohio to fulfill my dream of a higher education.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406071	$13,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406071. Member loan 406071 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Natural Resources Defense Council	Debt-to-income ratio:	19.03%
Length of employment:	7 years 8 months	Location:	Washington, DC

Home town:	Ponce
Current & past employers:	Natural Resources Defense Council, Alliance to Save Energy
Education:	American University

This borrower member posted the following loan description, which has not been verified:

I would like to obtain a loan to consolidate existing debt at a better rate (i.e. pay off existing debt, much of it incurred because of the illness of a pet). Also, the loan would allow me to complete my grad school tuition payment for the upcoming term. I am a responsible person and have a long history of making payments on time.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,902.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406072

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406072	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406072. Member loan 406072 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,788 / month
Current employer:	Experian	Debt-to-income ratio:	15.38%
Length of employment:	1 year 10 months	Location:	Canton, GA

Home town:	Slidell
Current & past employers:	Experian, CarMax
Education:	University of New Orleans, University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I am a single-income earner and am going through a court-ordered separation. I am on a credit card account, and my spouse is listed as a joint cardholder. I tried to have her removed, but the card issuer said that they would remove her once the account was paid in full. I have never been delinquent and have been employed for almost 13 years. I have successfully paid multiple auto loans and I have successfully paid my mortgage since we bought our first house 8 years ago.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,083.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406080	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406080. Member loan 406080 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	n/a	Debt-to-income ratio:	16.46%
Length of employment:	5 years 8 months	Location:	Bronx, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Hi Lenders, I'm looking for a loan to consolidate my debt. Due to unforseen occurances, I was forced to utilize my credit cards for an emergency situation. Now, they're hitting me with insane interest rates. This loan will help me to get my life back to where it used to be. Thanks in advance for your time and consideration.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,173.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 406081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406081	$4,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406081. Member loan 406081 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Weigand Omega Mngmt	Debt-to-income ratio:	3.44%
Length of employment:	1 year 3 months	Location:	Shawnee, KS

Home town:	Kansas City
Current & past employers:	Weigand Omega Mngmt, Self Employeed
Education:	Kansas University

This borrower member posted the following loan description, which has not been verified:

I have one "black mark" on my credit and it is the golds gym account. The reason I have not paid the 761 balance is they lied to my face. I signed up for a membership and then 3 days later i got an out of state job offer. I went back to cancel my membership knowing I had 30 days to do so. The person who signed me up said no problem and to consider it canceled. Unfournately I had to send a written notice to cancel and of course no one told me. That is why I refuse to pay, please consider this in making your decesion.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	50
Revolving Credit Balance:	$4,833.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406092	$4,750	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406092. Member loan 406092 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,625 / month
Current employer:	compass group	Debt-to-income ratio:	18.72%
Length of employment:	2 years	Location:	greenacres, FL

Home town:	West Palm Bch
Current & past employers:	compass group
Education:

This borrower member posted the following loan description, which has not been verified:

need a new car

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	67
Revolving Credit Balance:	$628.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406126	$24,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406126. Member loan 406126 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	oGroup LLC	Debt-to-income ratio:	12.41%
Length of employment:	1 year 3 months	Location:	Cresskill, NJ

Home town:	Moscow
Current & past employers:	oGroup LLC, GSC Group, Law Offices of Charles Tolbert, Chemily LLC, NTSS Inc, Indiana University (Bloomington, IN), Elysium Networks, Bergen Family Center (Englewood, NJ)
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

Hi, After successfully administering ecommerce sites in the past, I am in the process of launching an electronics store network for online shoppers. The products that will be offered are mostly cell phones but accessories and other popular electronics will also be offered. The funds requested are needed for initial start up costs as well as minimal inventory purchases. Market research has been conducted and the most selling products need to be in stock for adequate shipping times, others are available for purchase or drop shipping from contracted suppliers. Due to the nature of the business, I was not able to go into much details but I can if contacted. Thank you, Dmitriy

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,840.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406135	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406135. Member loan 406135 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	bearing point	Debt-to-income ratio:	19.71%
Length of employment:	2 years 7 months	Location:	fairfax, VA

Home town:
Current & past employers:	bearing point
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt which is presently at 0% but will go up as the promotional period expires. You will find in me a good borrower as I have never defaulted on a debt and have a good job. Instead of paying to my credit card company I would like to see if I can get a good deal at lendingclub.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,525.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406170	$12,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406170. Member loan 406170 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	solo company	Debt-to-income ratio:	22.96%
Length of employment:	20 years	Location:	bolingbrook, IL

Home town:
Current & past employers:	solo company
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to help out my daughther in finishing her college degree. Her major is nursing and she already got accepted into the program. I want to apply for this loan so that she can focus on her education and get good grades instead of stressing over a full-time job and her college courses and getting by on her grades

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$624.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Posting Report Supplement No. 219 dated May 19, 2009